[GRAPHIC OMITTED]

                                    [LOGO]
                               THE GABELLI
                               EQUITY TRUST INC.

Annual Report
December 31, 1998

                                    [LOGO]
                               THE GABELLI
                               EQUITY TRUST INC.

            Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

                      [FLAGS OF THE UNITED STATES OMITTED]

Alabama          Alaska        Arizona       Arkansas       California  Colorado

Hawaii           Idaho         Illinois      Indiana        Iowa        Kansas

Massachusetts    Michigan      Minnesota     Mississippi    Missouri    Montana

New Hampshire    New Jersey    New Mexico    New York       Ohio        Oklahoma

S. Dakota        Tennessee     Texas         Utah           Vermont     Virginia

Connecticut      Delaware      Florida       Georgia

Kentucky         Louisiana     Maine         Maryland

N. Carolina      N. Dakota     Nebraska      Nevada

Oregon           Pennsylvania  Rhode Isl.    S. Carolina

West Virginia    Washington    Wisconsin     Wyoming

            Investment Objective:

            The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.


                    This report is printed on recycled paper.

To Our Shareholders,

      In the fourth quarter of 1998, three Federal Reserve interest rate cuts seemed to make all the world's economic problems disappear and stocks rebounded to near record levels. Treasury bond prices, which had rallied in a classic "flight to quality", declined as investors poured back into the equities market.

      Despite all the global economic shocks and uncertainty regarding the U.S. economy and corporate profits, the Standard & Poor's 500 Index recorded its fourth consecutive year of double digit gains. Mid-cap stocks lagged, but still finished 1998 with respectable gains. Although rebounding strongly from third quarter lows, small cap stocks as represented by the Russell 2000 Index, never made it back into the black.

                                                            [PHOTOGRAPH OMITTED]

                                                                    [LOGO]
                                                               THE GABELLI
                                                               EQUITY TRUST INC.

Investment Performance

      For the fourth quarter ended December 31, 1998, The Gabelli Equity Trust Inc.'s ("Equity Trust") net asset value (NAV) per share increased 15.0% to $11.47, after adjusting for the $0.375 per share distribution on December 28, 1998. This compares to the Value Line Composite Index's 18.1%, the Russell 2000 Index's 16.3% and the Standard & Poor's 500 Index (S&P 500) 21.4% returns over the same period. Each is an unmanaged indicator of stock market performance. For the twelve months concluded December 31, 1998, the Equity Trust appreciated 9.5% after adjusting for the $1.165 per share in distributions, versus a decline of 2.6% for the Russell 2000 and gains of 5.8% and 28.7% for the Value Line Composite and S&P 500, respectively. Our own benchmark of 10% real was 11.6% for this time frame.

      For the five year period ended December 31, 1998, the Equity Trust's return averaged 13.5% annually, compared to average annual returns of 15.3%, 11.9% and 24.1% for the Value Line Composite, Russell 2000 and S&P 500. Total return includes adjustments of $6.41 per share for the reinvestment of dividends and distributions, rights offerings and the spin-off of the Gabelli Global Multimedia Trust.

      For the ten years ended December 31, 1998, the Equity Trust achieved a total return of 256.9%, including adjustments of $13.13 per share in distributions, which equates to an average annual return of 13.6%. This compares to 14.2%, 12.9% and 19.2% average annual returns over the same time period for the Value Line Composite, Russell 2000 and S&P 500.

      Since its inception on August 21, 1986 through December 31, 1998, the Equity Trust has had a total return of 411.2%, including adjustments of $14.21 per share in distributions which equates to an average annual return of 14.1%.

      The Equity Trust's common shares ended the quarter at $11.5625 per share on the New York Stock Exchange, an increase of 15.0% for the quarter. For the twelve months ended December 31, 1998, the common shares were up 9.2%, after adjusting for all distributions.

      Our long-term performance goal is to grow our net asset value by a real rate of return of 10% per year. In addition, our goal is to have the publicly traded market price track the net asset value.


--------------------------------------------------------------------------------
                   Average Annual Returns - December 31, 1998
                   ------------------------------------------

                                              NAV Average      Average Annual
                                            Annual Return  Investment Return (a)
                                            -------------  ---------------------

1 Year ................................          9.5%              9.2%
5 Year ................................         13.5%             12.0%
10 Year ...............................         13.6%             15.1%
Life of Fund (August 21, 1986) ........         14.1%             13.5%
(a) Based on initial offering price of $10.00
--------------------------------------------------------------------------------

THE GABELLI EQUITY TRUST INC. ANNOUNCES PROPOSED SPIN-OFF
OF A NEWLY FORMED CLOSED-END INVESTMENT COMPANY

      We recently notified you of the proposed spin-off of a new Utility Fund from the Equity Trust. Below is the letter that we sent to all Equity Trust shareholders regarding the transaction. Please note that the proposed spin-off does not affect the Equity Trust's 10% Annual Distribution Policy. The Equity Trust will continue to pay out $0.27 per share in each of the first three quarters of the year with an adjusting distribution in the fourth quarter of a sufficient amount to pay 10% of the average net asset value of the Fund.

      A proxy/registration statement describing the proposed spin-off in more detail will be delivered to all shareholders.

--------------------------------------------------------------------------------

      Dear Fellow Shareholder:

            On December 30, 1998, we announced that the Board of Directors of the Equity Trust had approved the creation of a closed-end, non-diversified investment company to be spun off to Equity Trust shareholders. The new fund, which has not yet been named, will focus on utility companies involved in the distribution of electric, gas and water; therefore, we are referring to the spin-off as the "Utility Fund". Shares of the Utility Fund would be distributed on a pro rata basis to the shareholders of the Equity Trust. In other words, each of us as shareholders of the Gabelli Equity Trust will receive shares in the Utility Fund without any additional investment.

Below is additional information about the proposed spin-off:

o The Equity Trust will fund the Utility Fund with approximately $60 million to $80 million. This distribution compares with the $1.3 billion of assets in the Equity Trust and represents about the same amount as the spin-off of the Global Multimedia Trust in 1994.

o     The Utility Fund expects to pay dividends monthly.

o The Utility Fund will seek to have its shares listed on the New York Stock Exchange.

o The Utility Fund will be managed by Mario Gabelli along with a team drawn from professionals in the Gabelli organization.

o The Utility Fund will seek long-term capital appreciation and income by investing primarily in equity securities of companies involved in gas, water and electricity (the utility sector).

o The Equity Trust will distribute all of the shares of the Utility Fund pro rata to the shareholders of the Equity Trust.

o Subject to shareholder approval and other regulatory issues, the spin-off is expected to occur in late spring or early summer.

o Shareholders who participate in the Equity Trust's Dividend Reinvestment Plan will automatically participate in the Utility Fund's Dividend Reinvestment Plan.

      As background, in 1994, the Equity Trust distributed, pro rata to its shareholders, shares of The Gabelli Global Multimedia Trust Inc. (GGT - NYSE). The Multimedia spin-off was at a rate of one share of the Multimedia Trust for every ten shares of the Equity Trust. In addition, the broker dealer affiliate of the Adviser is examining ways to allow shareholders of the Equity Trust to purchase additional shares of the Utility Fund without a commission.

      We are available directly at (914) 921-5070 to answer any questions concerning the Equity Trust or the Utility Fund. Again, thank you for your support and for the confidence and trust you have placed in our investing abilities.


                                                Sincerely,

                                                /s/ Marc S. Diagonale

                                                Marc S. Diagonale
                                                Vice President
--------------------------------------------------------------------------------

Preferred Stock - An Investment for the Future

      On June 9, 1998, the Equity Trust successfully completed its offering of 7.25% tax advantaged cumulative preferred stock which was rated 'aaa' by Moody's Investors Service, Inc. Shareholder response has been positive and we appreciate the efforts of Salomon Smith Barney Inc., Gabelli & Company, Inc., PaineWebber Incorporated and Prudential Securities Incorporated, the underwriters, and wish to thank and welcome all those investors who participated.

      The Equity Trust issued 5,400,000 Preferred Shares at $25 per share ($135 million) with an annual dividend rate of $1.8125 per share paying quarterly starting in September 1998. The Preferred Shares are trading on the New York Stock Exchange under the symbol "GAB Pr". Consistent with our conservative approach, the Equity Trust issued the Preferred Shares in a cost effective manner at less than $0.045 per share.

      How would Preferred Shares benefit Common Shareholders? The Equity Trust has earned a 13.5% average annual return from inception on August 21, 1986 through December 31, 1998. The Preferred Shares were issued with a dividend rate of 7.25%. Any return earned in excess of the stated dividend rate would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholder in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our long-term investment objectives, the Preferred Share issuance offers what we believe is a method of potentially adding wealth for our Common Shareholders. With the completion of the preferred offerings, the Adviser will not earn the management fee on the incremental assets during any year in which the net asset value total return on the Equity Trust does not exceed the stated dividend rate on the Preferred Shares.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders would not be required to the extent they would be if the Preferred Shares were not outstanding. Long-term capital gains are passed through to shareholders. In 1998, 94.49% of the common and preferred distributions was classified as long-term capital gains, taxable at a maximum rate of 20%. As a result, the Ordinary Income equivalent yield on the preferred stock, for a shareholder in the 31% tax bracket, was 8.34%

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 12 years at The Gabelli Equity Trust and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

                               [GRAPHIC OMITTED]

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

Outlook for 1999

      Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious Barron's Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from Barron's Roundtable in previous reports to shareholders. Once again, we are including selected comments of Mario Gabelli from Barron's 1999 Roundtable. For our shareholders who prefer to view the entire interview, the complete text is available on the Internet at www.barrons.com.

--------------------------------------------------------------------------------
January 18, 1999          BARRON'S      o   Roundtable'99
--------------------------------------------------------------------------------

                                    BARRON'S

                                   ROUNDTABLE

                     ========================================
                                 Mario Gabelli
                     Chairman and Chief Investment Officer,
                          Gabelli Funds, Rye, New York

Barron's ("Q"): A new year, a new market environment? Meaning, are investors going to have to grapple with seismic economic shifts as well as impeachment and Y2K?

Gabelli ("G"): Let's focus on the U.S. economy. I'm in the camp that argues that consumers are going to get another tailwind. There is going to be a major tax cut that is going to be very stimulative to the consumer. If I'm a consumer today, I feel good. I'm working. Gasoline, I just went and bought a tankful. I paid 20 cents a gallon less than it cost me the last time I filled up.

Q: You obviously don't do it often.

G: What I mean is that on 500 gallons of gas, I save 100 bucks. That's two bucks a week. That's terrific. There are 50 million vehicles on the road. At two bucks a week, that's $100 million a week, that's around $5 billion annually going back into consumers' pockets. I just refinanced my mortgage. I got a jumbo $240,000 loan at 67 1/48%. I'm saving 1%, that's $2,400, that's another $45 or so a week and I'm going to get a tax cut. And I own Internet stocks. I think this is terrific.

Q: But you could see long-term interest rates going up soon because Japan may be asking for their savings back.

G: Well, they have gone up to 5.3%, but still, I just refinanced my house, so I feel good. You can talk about long-term rates, but my mortgage is what I look at as a consumer. Besides, looking at the redressing of imbalances, one of the concerns we had was that the dollar was too strong. Now if you look at the dollar versus the euro, this morning it was 114, and versus the yen it was 107. So when translating Euroland earnings into U.S. dollars, companies that are operating there could get a terrific tailwind. Reported S&P earnings, I think, could be
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
January 18, 1999          BARRON'S      o   Roundtable'99
--------------------------------------------------------------------------------

a lot better than people expect, because they've forgotten the currency factor. Especially if I have 2% real growth in Euroland and I have companies that are now rationalizing and getting the benefit of synergies. The companies I talk to in the U.S. that have big operations in Europe are all saying, "Hey, in the last couple of months, we are getting a big benefit from currency." That could continue for the next half. So the U.S. economy is reasonably good. Earnings and cash flow for the companies I follow should be up 5%, 7%, 8% in 1999. I think the U.S. portion of non-U.S. earnings could translate better. So I can't make anything but an optimistic case, let's put it that way, for corporate profits. The other element in 1999 that I have to factor in is that some of the companies I'm talking to and listening to say they are worried about a Y2K problem. So the fourth quarter of 1999 will likely have a big inventory bulge. That is certainly a plus, from what I see, for shipments.

      Let me give you one other element on earnings: A lot of corporate controllers and a lot of CFOs squirreled away earnings in the first and second quarters of last year. Then the accounting problems of Cendant and others emerged. So now you will not squirrel away earnings in that fourth quarter or in the first half anymore. You are not going to play that game -- as much. I can see reported earnings doing better than economic earnings over the next couple of quarters, just because you are not going to use the other side of your pencil or whatever they use nowadays.

      Another item to consider is that virtually every country in Europe now has a socialist government. The Italians probably have a Communist government. I mean, how are they going to sit back and not undo what they've done? They've constrained, they constrained, until they could introduce their single economic unit. Now, why not do the reverse of that? Why don't you factor that into your thinking?

Q: It may be bullish for those economies. But it means reflation, it means higher interest rates, lower P/E ratios.

G:: Oh, yes. That's what I'm saying. It's the reflationary theme.

      Changing gears to the manufacturing sector of the economy -- people are asking, "Where is it?" It is being transported outside of the United States.

      Machine-tool orders in November were $440 million, down from $532 million. You see it in the farm-equipment industry, the domestic construction equipment industry; and manufacturing jobs are disappearing, probably. When Cuba opens up, labor rates will go from $1 an hour to $1 a day, if you are looking at Mexico versus Cuba.

Q: But is this a hollowing-out of the economy? Or is this a transition to the brave new Internet Age?

G: Adam Smith is alive and well.

      I have to stay with the bullish interpretation of all these dynamics. The notion of globalization of the economy and the movement of capital around to the lowest cost . . . every country, as long as you have free trade, is going to contribute to global wealth at some point. What's more, the Japanese, as they come out of their problems, eventually will be going from seeking share of market on a global basis to seeking share of profits. That has to be good for corporate profitability around the world.

Q: What is your conclusion on the market?

G: Let me give you some numbers on the flow of funds. Cash into the market from stock buybacks in 1998 was $207 billion, up from $181 billion. Mutual-fund inflow was $176 billion, down from $232 billion. IPOs, which hit a big air pocket, are starting to accelerate again but were $108 billion last year, down from $118 billion. Other elements were foreign purchases of U.S. stocks and U.S. purchases of non-stock assets. But the big element that makes those flows look tiny was that deals in the U.S. alone amounted to $1.6 trillion. Now, for you cynics who'd argue how much was in cash, the cash portion was $672 billion, up from $414 billion last year. So money moving from savers into the stock market wasn't as dynamic a flow-of-funds element as how much came into the market being recycled from transactions. Again, incrementally in 1998 an unprecedented $250 billion came into the market from the cash portion of deals, that's 11 1/42 times the amount that came in via mutual funds -- U.S. only, not globally. It is just a phenomenon that has to be constantly hammered away at.

Q: [Some of the biggest cap stocks are up over 100%. Such moves are clearly unsustainable.]

G: Some of that is part of the migration of money into indexing -- which is mindlessly buying stocks based on their index weightings. It's just self-reinforcing. I don't know the numbers for 1998, but the trend has been more mutual-fund purchases of index funds. More defined-benefit plans going into the index funds. And those funds have to, by definition, buy mindlessly based on capitalization. And that is going to continue.

Q: Until you get to the last guy.

G: I will tell you a story. I'm creating this. But in 1973, it was conventional wisdom that McDonald's had a market capitalization greater than all of the steel industry's, and that we were going to become a nation of hamburger flippers -- indeed, that the world was going that way. Every cycle has the same thing. You know, somebody sits up and says AOL and Amazon.com have caps greater than the steel industry's. But that is what Schumpeter said, creative destruction is one of the great virtues of capitalism. It's very positive.

Q: [How about what is going on in Washington?]

G: Going back to interest rates, I think there's plenty of margin of flexibility on the short end. Real rates are much too high here. They should migrate down. The dollar -- I don't know how Greenspan handles it. It is a challenge. The balance-of-payments deficit is going to go way up. I believe, based on last month's deficit,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
January 18, 1999          BARRON'S      o   Roundtable'99
--------------------------------------------------------------------------------

the run rate was about $180 billion. But $250 billion sounds like a reasonable number. That has got to, with a new currency bloc in Europe, create all sorts of question marks that I don't have an answer to. Those are moving parts. We don't invest that way. We just think about these things.

Q: Doesn't anyone find all this blind faith in Greenspan and Rubin "doing the right thing" a mite discomforting?

G: The concern isn't that they won't do the right thing, but that Rubin and Greenspan retire like Mantle and Maris.

Q: But in general, you are bullish?

G: On the world economy.

Q: And on equities?

G: No, not on equities. There is no margin of safety in stocks. Absolutely none. But I do think Adam Smith is alive and well. Once you can start migrating labor and goods to the highest efficiency, you create incredible opportunities on a global scale. We don't have those efficiencies baked into the system. But there are enormous birthing pains. You saw these birthing pains in Southeast Asia. But I don't think that's a big depressive because the sunshine in the valley is that we'll come out in a world in which profits are the driver. That is pretty interesting.

Q: But Mario, where will rates go?

G: Like 5 3/4%-6%. Long rates have already started up. But I see short rates coming down.

Q: If Ed Hyman is right and there isn't much nominal growth in the economy, won't that make it difficult for small companies?

G: The comment I want to make -- this is very important -- is that the business people I talk to really were shocked by the virtual shutdown of the capital markets following the [John] Meriwether debacle. Not only did the spreads widen, but the market started closing on them. That is creating a backlash in terms of either selling out -- the option which I happen to be fond of -- and also in terms of bringing back a margin of safety to their balance sheets and their perspectives on how to run their businesses. From the market's point of view, looking out over the next five years, I still think we are in a world in which corporate profits can rise -- not return on equity, where I can't see much improvement, not return on sales, where I can't see much improvement from here. But I can see maintaining some of these levels. I see these global synergies, the Exxon-Mobils, adding to profitability. There won't necessarily be revenue synergies in some of these, but there will certainly be margin synergies, capital synergies, and efficiency elements. So I still see a 6%-8% secular growth rate over the next five years in corporate profits. For 1999 I am in the camp that has S&P earnings up, because over one-third of the earnings mix in the S&P is non-U.S. Now, that's leaving Brazil aside, because it is part of my wall of worry -- I have my A-B-C-D issues: Asia, Brazil, Clinton and the Dollar are the things I worry about. But in terms of my model, where I have interest rates backing up, and earnings at that level, the market has absolutely no margin of safety. So we could see it up 3%, down 20%. Probably somewhere in-between at the end of the year. With much more volatility. I think volatility is increased by the new generation of traders. Individuals now come in to work and trade. Or they don't even come in to work. There is nothing between them and a buy/sell decision except their finger on a mouse. There is no broker who has a boss asking, "Hey, is he churning? Is he overinvesting?" There is nothing there. So the volatility you saw from July through the beginning of January I think is just the way the world's going to be. As long as you are treating stocks like commodities, you have to expect that to continue. And they are trading stocks like they are soybeans.

Q: So the stock market will be the pits?

G: There will be great opportunities to make a lot of money if you short. If you go long, then it's just going to be a terrific eclectic market.

Q: What will make the small-fry go up, especially if the S&P sells off and the economy is no great shakes?

G: Forcing transactions, by managements, that narrow the spreads between their intrinsic values and the stock prices.

Q: It looks like Mario wants to talk tulips next.

G: Our goal always has been to make 10% real by picking stocks that we hope, after taxes, after inflation, accomplish that. So we try to find companies at a significant margin of safety to intrinsic value. The second part of our strategy is to try to buy things for the long term, because it's not only what you make, but what you keep. We'd rather pay 20% long-term capital-gains taxes than 40% on ordinary income from trading. But we're here in January of 1999, and even 25% looks awfully dull when you make that in one week -- 50%, in Amazon. So I have succumbed and I am going to recommend only stocks that have grown to the sky -- Excite, uBid, eBay, Amazon and that's it. Nothing else! You can also have my tulips, Arthur. Don't say I never gave you anything. They're starting to wilt --

Art Samberg: Am I allowed to eat them?

G: Do anything you like. Charles MacKay wrote about all this in 1841, in Extraordinary Popular Delusions and the Madness of Crowds.

      Anyway, when we look at stocks, we also look for a catalyst. Forcing transactions. That is, a management, if they are alert and sensitive, can do things like buying back stock, like LBOs or financial engineering. One of the dynamics that have been in place for the last four years is deals. Deals will continue in 1999 -- a year in which the Exxons and the Mobils are driving values by becoming global, further reinforcing their positions. There are a lot of areas where that's happening.

Q: Thanks, Mario.  o
--------------------------------------------------------------------------------

COMMENTARY

Year End Review

      For the fourth quarter of 1998, rather than repeating the economic and market dynamics that we discussed in our third quarter report to shareholders, we invite our shareholders to review these comments from the third quarter report. The report is available on our website at www.gabelli.com.

1998 Revisited

      As is our custom at year end, we tally up our winners and losers and comment on their prospects for the year ahead. Our cable television, cable television network and telecommunications holdings performed well, with Cablevision Systems, Tele-Communications Inc./Liberty Media Group, Viacom, and Century Telephone Enterprises near the top of our performance list.

      Once again, deals also provided a strong tailwind for the portfolio. AT&T's landmark acquisition of Tele-Communications Inc. helped both directly (TCI is a substantial portfolio holding), and indirectly, by surfacing the real world economic value of other cable television franchises in the portfolio. Completed deals for SNET, COMSAT and Giant Food also gave the portfolio a boost.

      Despite the strong performance of cable operators, cable television network companies and selected telecommunications providers, we still see value in these groups. AT&T's acquisition of TCI will not likely be the last major deal involving long distance providers and cable operators. We expect to see more deals or joint ventures as competitors scramble to match the new AT&T's ability to provide long distance and local telephony, high speed Internet access and home entertainment services. As cable systems are upgraded to provide more channel capacity, the value of quality cable networks should continue to rise. We believe the large telecommunications groups will continue to get bigger as they swallow smaller telecommunications companies.

      Energy and industrial cyclicals dominate the bottom of our performance ledger. With oil prices collapsing, energy stocks like Pennzoil declined sharply. The current consensus seems to be that oil will remain near $10 per barrel or lower for many years. We are not so sure. Inventories have been growing, but not to levels that would imply a long term glut. If OPEC can enforce production discipline--and it is certainly in all the members' best interest to do so--and if Asian economies begin to recover, we think oil prices may surprise on the upside. We note that the last time we saw such a strong consensus on oil prices was in the late 1970s when the experts were predicting $60 per barrel of oil. We also are reminded that John D. Rockefeller built an enormous personal fortune buying oil companies during periods of depressed pricing.

      Cyclical companies like Deere, Dana Corp. and Aeroquip-Vickers also slid as Asian economic weakness sent commodity prices plummeting and demand for agricultural and industrial equipment slackened. The earnings outlook for cyclical companies in many industries remains clouded. However, our cyclical holdings are financially stable, dominant market share franchises capable of weathering a downturn and emerging even stronger when their industries rebound. Short term earnings uncertainty rarely persuades us to abandon such quality companies.

One If By Land, Two If By Sea

      This was to be Paul Revere's signal to alert his fellow patriots to a British invasion of Boston. The British are coming and so are the Germans. Daimler Benz/Chrysler, British Petroleum/Amoco, Deutsche Bank/Bankers Trust and Scottish Power/PacifiCorp are just a few of the major acquisitions of American companies by European powerhouses. In 1998, there were significant transactions in transatlantic deals, exceeding total volume of the last three years combined. With Euroland now a reality and the new euro off to a firm start relative to the dollar, we believe transatlantic deal activity will accelerate in the year ahead as dominant European companies target what is still the biggest consumer market in the world. This will add mass and power to what we have called the "Third Great Wave of Takeovers". It should also help our portfolio.

International Segment

      A portion of the Equity Trust's portfolio continues to be managed by Caesar Bryan. Caesar also manages the Gabelli International Growth Fund and is a co-manager of the newly launched Gabelli Global Opportunity Fund. Below are Caesar's thoughts on international markets and global economies:

      What caused the huge fourth quarter turnaround in world equity markets? First, and most important, was the series of interest rate cuts made by the Federal Reserve in the U.S., a move that was followed by many foreign central banks. Second, sentiment was so bearish and markets so oversold that some recovery was inevitable. Finally, with looser monetary policy and continuing sluggish economic growth worldwide, excess money gravitated to the financial markets.

      Individual stock performance during the quarter varied considerably, even within sectors, reflecting the indiscriminate selling that occurred during the summer. The Fund's better performers included Pathe, Vodafone, Granada and Moevenpick. All of these holdings appreciated by more than 40% over the fourth quarter. In Europe, telecommunications, health care and selected financial stocks performed well. As in the United States, large company stocks outperformed smaller ones. Some of the Fund's holdings in smaller companies did not recover during the quarter even though their fundamentals remain intact. Examples in this category include Swatch Group, Schibsted, Banco Pastor and Simint. These stocks are all attractively valued and we believe patience will be rewarded.

      On January 1, 1999, the euro was introduced. This was a major event as France, Germany and nine other countries ceded monetary policy to the newly created European Central Bank located in Frankfurt. Across Euroland there is now a uniform short term interest rate, currently 3.0%. This European experiment is being watched by the rest of the world as the debate over currency relationships and management gets under way. We believe that the introduction of the euro will be one of the catalysts that spurs further corporate consolidation within Europe. In the space of a few days during the fourth quarter, three huge health care mergers were announced. One of these deals involved the merger of Astra and Zeneca, both of which are Fund holdings. We expect to see more acquisitions and mergers in 1999.

      Looking ahead, as always, there are a number of areas of concern. Those that have already been well identified and therefore, probably discounted include emerging markets, Japan and hedge funds (otherwise known as leveraged investors). The emerging market contagion that spread from the Far East to Russia is now hovering over South America. Brazil is now under the spotlight, with fears surrounding China lurking in the background. Clearly, one lesson learned is that free market capitalism cannot be glued on top of a corrupt political system. In addition, massive capital flows can overwhelm small national markets, giving the authorities no chance of stemming the tide. Policy makers face an enormous challenge and some type of change is needed.

      The Japanese economy remains in crisis. Even one of Japan's bright spots, namely exports, is now beginning to weaken. Yet, in a very weak economic environment, the Japanese currency strengthened dramatically in October as the so-called yen carry trade was unwound. Moreover, Japanese bond prices collapsed in December following comments from a government agency which manages Japan's huge government employees pension assets. A strengthening currency and rising bond yields are not typical market responses to a weak economy. Maybe Japan has finally hit bottom.

      One fall out from the Long Term Capital Management fiasco was the herd-like dash for cash. The stampede caused credit spreads to widen and limited the access to funds for less creditworthy borrowers. This strain was the primary reason the Federal Reserve lowered interest rates during the Fall. However, credit spreads have not returned to normal levels and international bank lending continues to contract. As one well known financial commentator has said, "We are still in a financial crisis environment".

      Of course, it is the unexpected which usually upsets financial markets. The strong U.S. economy relative to overseas economies has resulted in a substantial rise in the trade deficit. The U.S. trade deficit is now running at a monthly rate of nearly $15 billion and is likely to rise further. These deficits have to be financed by foreigners, who are currently happy to purchase U.S. dollars and American stocks and bonds. However, these deficits are probably unsustainable and will likely result in a weaker dollar in the future. Americans are enjoying their role as the world's consumer of last resort, but how long can this last?

      Strategists usually attempt to value equity markets in relation to earnings and interest rates using historical relationships. While it is difficult to generalize, markets look inexpensive relative to interest rates, but fully priced as compared with the level of earnings. Long term interest rates remain very low in Europe. For example, ten year Government bond yields were below 4.0% in both Germany and France at the end of the year. Of course, low interest rates reflect low inflation expectations which can have an impact on corporate earnings. The market has rewarded companies that can grow revenues and earnings and has punished others that have less control over pricing and have reported disappointing earnings. We tend to avoid companies in the traded goods and commodity sectors and favor companies with a proprietary service or product. These include branded consumer product companies, media, telecommunications, drug and financial services companies.

Let's Talk Stocks

      The following are stock specifics on selected holdings of the Equity Trust. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Co. (AXP - $102.25 - NYSE) and its subsidiaries provide travel-related services, financial advisory services and international banking services worldwide. Founded in 1850, the company operates in 160 countries around the world. Best known for its "green" charge card and its travel-related services, including travelers checks, American Express also offers financial planning, brokerage services, mutual funds, insurance and other investment products. Harvey Golub, Chairman and CEO, has focused AXP on its core charge card and investment management businesses. The company is expanding the competitive reach of its credit card operations which should benefit if the U.S. Department of Justice prevails in its antitrust suit against the Visa and MasterCard associations.

AMP Inc. (AMP - $52.0625 - NYSE) is the leading designer, manufacturer and marketer of a broad range of electronic, electrical and electro-optic connection devices, interconnection systems and connector-intensive assemblies. Its major markets include consumer and industrial (roughly 28% of sales), communications (25%), automotive (24%) and personal computer (20%). About 50% of sales are to Europe and the Asia/Pacific region. AlliedSignal (ALD - $44.3125 - NYSE) made an unsolicited bid for AMP in August, offering $44.50 per share. The AlliedSignal offer has been topped by AMP's planned merger with Tyco International (TYC - $75.4375 - NYSE).

BCE Inc. (BCE - $37.9375 - NYSE) is Canada's global communications company. BCE owns 100% of Bell Canada, Canada's largest telecom services provider. BCE has controlling interests in Northern Telecom (NT - $50.125 - NYSE) and BCE Mobile Communications (BCX - $27.02 - TSE). These are substantial values for BCE. For example, "behind" each share of BCE are 0.4 shares of Northern Telecom. This NT interest, marked to market, is worth about $20 per BCE share. BCE is a possible candidate for break-up. In the interim, the Canadian Radio and Television Commission is providing a more attractive operating environment in which BCE is becoming more competitive.

Cablevision Systems Corp. (CVC - $50.1875 - AMEX) is one of the nation's leading telecommunications and entertainment companies, with a portfolio of operations that span state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, NY, Cablevision serves more than
3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks, American Movie Classics, Bravo and The Independent Film Channel. Cablevision has a controlling interest in New York City's famed Madison Square Garden which includes the arena complex, the NY Knicks, the NY Rangers and the MSG network. Cablevision operates Radio City Entertainment and holds a long-term lease of Radio City Music Hall, home of the world famous Radio City Rockettes.

Chris-Craft Industries Inc. (CCN - $48.1875 - NYSE), through its 80% ownership of BHC Communications (BHC - $122.00 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also owns 59% of United Television (UTVI - $115.00 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. United Television purchased WHSW in Baltimore for $80 million. The station's call letters have been changed to WUTB and the station became a UPN affiliate. UTVI has an agreement to purchase WRBW, a UPN affiliate in Orlando, for $60 million. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. The Chris-Craft complex is debt free and strongly positioned to expand its operations with roughly $1.4 billion in cash and marketable securities.

Sprint Corp. (FON - $84.125 - NYSE) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture called GlobalOne. Its joint venture partners, France Telecom and Deutsche Telekom, also have a direct 20% stake in Sprint. The company has a promising national personal communications services ("PCS") and wireless joint venture with three major cable operators: Tele-Communications Inc., Comcast and Cox Communications. FON faces risks from prospective new entrants in its long distance business which may be offset by the PCS venture and its own pursuit of the $100 billion local telephone market.

Telephone & Data Systems Inc. (TDS - $44.9375 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to 2.4 million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $38.00 -
AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $5.875 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTA's") encompassing approximately 27.6 million population equivalents. On December 8, 1998, TDS announced its intent to spin-off its Aerial stake to existing TDS shareholders on a tax-free basis and focus on its core wireline and cellular operations. The transaction is expected to close in six to nine months.

Time Warner Inc. (TWX - $62.0625 - NYSE), with its 1996 acquisition of Turner Broadcasting System, became entrenched as the global leader in media and entertainment with interests in filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. The combined companies have more than $24 billion in revenues and nearly $5.5 billion in EBITDA. Time Warner controls a host of powerful brands, such as Warner Brothers, CNN, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, the company is focused on reducing its debt (now down to approximately $9 billion) and simplifying its capital structure.

United Television Inc. (UTVI - $115.00 - Nasdaq), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates the six stations (one ABC, one NBC and four UPN affiliates) that comprise Chris-Craft's (CCN - $48.1875 - NYSE) television division. In January 1998, UTVI purchased WHSW in Baltimore for $80 million. The station began broadcasting as WUTB, a UPN affiliate, immediately following completion of the acquisition. The $60 million purchase of WRBW, a UPN affiliate in Orlando (the country's 22nd largest and the fastest growing television market over the past decade), is pending FCC approval. UTVI stations cover approximately eight percent of the U.S. population. UTVI is 59%-owned by BHC Communications (BHC - $122.00 - AMEX). Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost control enhance EBITDA prospects.

Viacom Inc. (VIA'A - $73.5625 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. The addition of Paramount Communications, Blockbuster Entertainment (acquired in
1994), along with publisher Simon & Schuster, makes Viacom one of the largest entertainment and publishing companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

Daily NAVs Now Distributed by Nasdaq

      Since our inception, we have made the net asset value available on nightly recordings through 1-800-GABELLI. Now, Nasdaq is also disseminating the daily per share net asset values (NAVs) for the Equity Trust, which is traded on the New York Stock Exchange. The NAV ticker symbol via Nasdaq is "XGABX".

      The NAVs are available through any stock quote lookup service and on broker Nasdaq level one terminals. The dissemination of daily NAVs allows investors and brokers to better track the long-term performance of the Fund's underlying portfolios. We support Nasdaq's efforts in making closed-end funds' NAVs available on a daily basis.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

10% Distribution Policy

      The Equity Trust continues to maintain its 10% Distribution Policy whereby the Equity Trust pays out 10% of its average net assets each year. Pursuant to this policy, the Equity Trust distributed $0.375 per share on December 28, 1998. The next distribution is scheduled for March 1999.

In Conclusion

      Despite ongoing global economic uncertainty, the popular market indices are once again in record territory. While we will always have a "wall of worry", we believe the economy and the capital market landscape for 1999 will provide stock pickers like us the opportunity to unearth well-managed companies, trading at significant discounts to their private market value, that will benefit from sustainable long term economic dynamics. The Fund is invested in what we believe to be undervalued companies in much more reasonably priced sectors of the market.

      We will continue striving to provide shareholders with our long term performance goal of a real rate of return of 10% each year.

      As always, we thank you for your loyalty and support during a period that tested all equity investors resolve. We hope you will continue to share our enthusiasm and commitment to value investing.


                          Sincerely,

                          /s/ Mario J. Gabelli

                          Mario J. Gabelli
                          President and Chief Investment Officer


January 29, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               December 31, 1998
                               -----------------

Chris-Craft Industries Inc.               Time Warner Inc.
Viacom Inc.                               American Express Co.
Cablevision Systems Corp.                 Telephone and Data Systems Inc.
United Television Inc.                    BCE Inc.
AMP Inc.                                  Sprint Corp.
--------------------------------------------------------------------------------

Note: The views expressed in this report reflect those of the portfolio managers only through the end of the period stated in this report. The managers' views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                         Quarter Ended December 31, 1998
                                   (Unaudited)

                                                                    Ownership at
                                                                    December 31,
                                                        Shares          1998
                                                      -----------   ------------
NET PURCHASES
  Common Stocks
Advantica Restaurant Group, Inc. .................       2,000         30,108
Aeroquip-Vickers Inc. ............................     200,000        360,000
Aliant Communications Inc. .......................       2,000         42,000
Allen Telecom Inc. ...............................      10,000        110,000
American Bankers Insurance Group, Inc. ...........      25,000        115,000
AMETEK Inc. ......................................       2,800         90,000
AMP Inc. .........................................     400,000        580,000
Ampco-Pittsburgh Corp. ...........................       2,300        195,000
Amphenol Corp., Cl. A ............................       3,500        141,000
Archer-Daniels-Midland Co. .......................     290,500        660,000
Argonaut Group, Inc. .............................       1,000         21,000
Arnoldo Mondadori Editore SpA ....................      20,000         50,000
Astra AB, Cl. A ..................................      20,000         69,666
Aztar Corp. ......................................      20,000        110,000
BA Merchant Services Inc. ........................      81,000         81,000
Bankers Trust Corp. ..............................       6,000          6,000
BJ Services Co. ..................................     120,000        120,000
Borg Warner Automotive Inc. ......................       8,000          8,000
Cable & Wireless Jamaica Ltd.(a) .................     408,000      2,448,000
Cable & Wireless plc .............................      63,000         63,000
CalMat Co. .......................................     510,000        510,000
Carter-Wallace Inc. ..............................       5,000        530,000
Catellus Development Corp. .......................      60,000        400,000
Cendant Corporation ..............................      45,000        100,000
CheckFree Holdings Corp. .........................       3,000         25,000
Christian Dior SA ................................       1,250         10,750
Cincinnati Bell Inc. .............................       5,000         45,000
Coldwater Creek Inc. .............................       2,500         20,500
Coltec Industries Inc. ...........................      50,000        410,000
Commerzbank AG, Sponsored ADR ....................       4,000         50,000
Commonwealth Telephone Enterprises, Inc. .........      20,000        100,000
Commonwealth Telephone Enterprises, Inc. .........
  Cl B ...........................................     155,466        175,466
Compagnie Financiere Richemont AG, Cl. A .........         100          1,100
Cooper Industries Inc. ...........................       4,000         12,000
Corn Products International, Inc. ................       8,000         42,250
CRH plc ORD ......................................      10,000         90,000
Dana Corp. .......................................       3,000        105,223
Diageo plc, Sponsored ADR ........................       3,400         25,000
Donaldson, Lufkin & Jenrette Inc. ................       3,000          6,000
Dynatech Corporation .............................      30,000         60,000
Embratel Participacoes SA(b) .....................     167,000        167,000
EMI Group plc, Sponsored ADR .....................      10,000        118,000
Fairchild Corporation, Cl. A .....................      25,000        130,000
Ferro Corp. ......................................       2,000        244,000
Flo (Groupe) .....................................      10,500         10,500
Food Lion Inc., Cl. A ............................     140,000        140,000
Fox Entertainment Group Inc. .....................      20,000         20,000
Frontier Corp. ...................................       5,000         75,000
Gaylord Entertainment Co., Cl. A .................      36,700        162,200
GenCorp Inc. .....................................      53,400        193,400
General Cigar Holdings Inc. ......................      40,000        100,000
General Mills Inc. ...............................       4,000         44,520
Golden Books Family Entertainment Inc. ...........     120,000        350,000
Granada Group plc ORD ............................      25,000         90,000
Griffin Land & Nursuries Inc. ....................       5,000         55,000
H&R Block Inc. ...................................       6,000        100,000
Hilton Hotels Corp. ..............................      50,000        500,000
Hitachi Ltd., ADR ................................       1,000          3,000
Honda Motor Co., Ltd. ............................       8,500          8,500
Infinity Broadcasting Corp. ......................       3,000          3,000
Invik & Co. AB, Cl. B ............................       1,025         18,691
Ito Yokado Co. Ltd. ..............................       4,000          4,000
KAO Corp. ........................................      14,000         14,000
Kellogg Co. ......................................      15,000        115,000
Kuhlman Corp. ....................................     200,000        200,000
Lamson & Sessions Co. ............................      26,300        416,300
Leucadia National Corporation ....................       2,000         10,000
Liberty Corp. ....................................      24,000        125,000
Loewen Group Inc. ................................     150,000        300,000
Mark IV Industries Inc. ..........................      38,000        180,000
Mellon Bank Corporation ..........................      27,000         30,000
Modine Manufacturing Co. .........................       2,800        302,800
Morgan(J.P.) & Co. Inc. ..........................       5,000         20,000
National Presto Industries Inc. ..................       2,000         35,000
National Service Industries Inc. .................       3,000        105,000
Neiman Marcus Group Inc. .........................      10,000        340,000
New England Electric System ......................      25,000         25,000
Newmont Mining Corp.(c) ..........................      18,000         38,000
Nippon Telegraph and Telephone Corp. .............          27            122
Northrop Grumman Corp. ...........................      32,000         42,000
Park-Ohio Holding Corp. ..........................      18,000         50,715
Pearson plc ORD ..................................      10,000         70,000
PennzEnergy Co.(d) ...............................     168,800        168,800
Pennzoil-Quaker State Inc.(d) ....................     168,800        168,800
Penton Media Inc. ................................       5,000        300,000
Petersen Cos. Inc. ...............................     105,400        105,400
Ralcorp Holdings Inc. ............................      20,000         60,000
Reader's Digest Association Inc., Class B ........      20,000        160,000
Republic Industries, Inc. ........................     167,000        200,000
Roche Holdings AG ................................          20            140
Rollins Inc. .....................................      10,000        510,000
Schroders, plc ...................................      16,000         31,000
Scientific-Atlanta Inc. ..........................       2,000         22,000
Sekisui House Ltd. ...............................      27,500         27,500
Sequa Corp., Cl A ................................       5,000         85,000
Sprint Corp. (PCS Group)(e) ......................     125,000        125,000
Standard Motor Products Inc. .....................      30,000        160,000
Superior Industries International, Inc. ..........      24,000         30,000
Swisscom AG ......................................       1,300          1,300
Sybron Chemicals Inc. ............................      13,000        105,000
TCI Satellite Entertainment Inc., Cl. A ..........     270,000        350,000
Tele Celular Sul Participacoes SA(f) .............      16,700         16,700
Tele Centro Oeste Celular Participacoes
  SA(g) ..........................................      55,666         55,666
Tele Centro Sul Participacoes SA(h) ..............      33,400         33,400
Tele Leste Celular Participacoes SA(i) ...........       3,340          3,340
Tele Nordeste Celular Participacoes SA(j) ........       8,350          8,350
Tele Norte Celular Participacoes SA(k) ...........       3,340          3,340
Tele Norte Leste Participacoes SA(l) .............     167,000        167,000
Tele Sudeste Celular Participacoes SA(m) .........      33,400         33,400
Telecom Italia SpA ...............................      76,200        476,240
Tele-Communications Inc./ Liberty
  Media Group(n) .................................      36,000         36,000
Telemig Celular Particpacoes SA(o) ...............       8,350          8,350
Telephone and Data Systems Inc. ..................     122,700        472,700
Telesp Celular Participacoes SA(p) ...............      66,800         66,800
Telesp Participacoes SA(q) .......................     167,000        167,000
Thomas Nelson Inc. ...............................      50,000         50,000
Time Warner Inc.(r) ..............................     188,500        483,500
Tokyo Broadcasting System Inc. ...................      47,000         47,000
Toyo Seikan Kaisha Ltd. ..........................      15,000         15,000
Tribune Co. ......................................      15,000         15,000
Ucar International Inc. ..........................      30,000         90,000
Unilever plc .....................................      74,200         74,200
United Television Inc. ...........................       8,503        268,209
USA Networks, Inc. ...............................      20,000        230,000
Vivendi ..........................................       3,500          3,500
Watts Industries Inc., Cl. A .....................      17,000         40,000
Zeneca Group plc .................................       2,000         35,000

                          THE GABELLI EQUITY TRUST INC.
                         PORTFOLIO CHANGES - (Continued)
                         Quarter Ended December 31, 1998
                                   (Unaudited)

                                                                    Ownership at
                                                                    December 31,
                                                         Shares         1998
                                                      -----------   ------------
NET SALES
  Common Stocks
Alliance et Gestion ..............................       (1,100)            --
Allied Group Inc. ................................      (80,000)            --
American Express Co. .............................      (32,000)       248,000
American Stores Co. ..............................      (90,000)            --
AMR Corp. ........................................      (11,000)        79,000
AT&T Corp. .......................................      (67,000)            --
Banca Commerciale Italiana .......................      (42,000)       123,000
Banco Pastor SA ..................................       (2,500)        18,500
Bank of Ireland ..................................      (38,630)        42,001
Bank of Scotland .................................      (44,782)        56,000
BetzDearborn Inc.(u) .............................     (300,000)            --
Boeing Co. .......................................     (120,000)            --
British Petroleum Co. plc, ADR ...................       (5,000)        85,000
Cable Michigan(v) ................................      (40,125)            --
Cablevision Systems Corp., Cl. A .................     (171,000)       642,000
Centennial Cellular Corp., Cl. A .................      (60,000)            --
Century Telephone Enterprises Inc. ...............      (26,000)       182,000
Chevron Corp. ....................................       (5,000)            --
CLARCOR Inc. .....................................       (3,000)       107,000
Coca-Cola Co. ....................................      (10,000)            --
Crane Co. ........................................       (7,000)       140,000
CTS Corp. ........................................      (45,000)            --
Dekalb Genetics Corp., Cl. B(w) ..................     (310,000)            --
Department 56 Inc. ...............................       (5,000)        10,000
Donaldson Co. Inc. ...............................      (31,600)       280,400
Dow Jones & Co. Inc. .............................      (43,000)        40,000
Eastman Kodak Co. ................................      (22,000)            --
EG&G Inc. ........................................      (20,000)            --
Elsag Bailey Process Automation N.V ..............      (10,000)            --
First Brands Corp. ...............................      (55,000)            --
Fred Meyer Inc. ..................................       (2,000)            --
GATX Corp. .......................................      (13,044)       105,000
General Motors Corp. .............................      (18,000)       192,000
Giant Food Inc., Cl. A(x) ........................     (800,000)            --
Grupo Televisa S.A., GDR .........................      (25,000)       255,000
Harley Davidson Inc. .............................       (2,000)        52,000
IDEX Corp. .......................................      (10,000)       340,000
ITT Industries Inc. ..............................      (40,000)        10,000
Johnson Controls Inc. ............................       (2,000)       118,000
Lehman Brothers Holdings Inc. ....................      (16,000)        40,000
LucasVarity plc ..................................       (6,000)            --
Manitowoc Co. Inc. ...............................      (22,000)         8,000
Media General Inc., Cl. A ........................      (11,500)       345,000
MediaOne Group Inc. ..............................      (45,000)       260,000
Meredith Corp. ...................................      (10,000)       130,000
Merkantildata ASA ................................      (52,500)            --
Midland Co. ......................................       (5,400)       111,300
New York Times Co., Cl. A ........................      (15,000)       140,000
Newmont Gold Co.(c) ..............................      (20,000)            --
Nortek Inc. ......................................       (2,000)       138,000
Pheonix AG .......................................      (16,165)        10,335
Pittway Corp., Cl. A .............................      (42,000)       130,000
PolyGram NV(y) ...................................      (20,000)            --
Quaker Oats Co. ..................................      (78,000)       122,000
Ralston Purina Co. ...............................      (38,000)       422,000
Rangold and Exploration Co. Ltd. .................      (40,000)            --
RCN Corporation ..................................      (15,000)       280,000
Renault SA .......................................       (8,000)        20,000
Response USA, Inc. ...............................      (12,000)            --
SAS Norge ASA ....................................      (35,000)            --
SBC Communications Inc.(s) .......................      (50,000)         5,000
Seagate Technology, Inc. .........................         (500)            --
Sealed Air Corp. .................................      (15,000)            --
Skandia Forsakrings AB ...........................      (31,000)        84,000
Southern New England Telecommunications
  Corp.(s) .......................................      (28,000)            --
SPS Technologies Inc. ............................       (2,000)       168,000
Swedish Match AB .................................     (100,000)            --
Telecom Italia SpA, Sponsored ADR ................      (11,000)       157,000
Tele-Communications Inc., Cl A ...................      (31,547)       270,000
Tele-Communications International Inc.,
  Cl. A(n) .......................................      (55,000)            --
Telefonica de Espana, Sponsored ADR(t) ...........       (1,540)        48,960
Thomas Industries Inc. ...........................       (3,000)        75,000
Toyota Motor Corp. ...............................      (20,000)            --
Tyler Corp. ......................................       (5,000)        95,000
Unitrin Inc. .....................................       (1,000)        25,000

  Preferred Stocks
KSB AG, Pfd. .....................................       (3,000)            --
Sealed Air Corp., Pfd. ...........................      (35,000)            --
Sprint Corp., 8.250% Conv. Pfd. ..................      (15,000)       235,000
Volkswagen AG, Pfd. ..............................      (15,000)            --

  Corporate Bonds
Time Warner Inc. Note, 7.975% due 8/15/2004 ......   (1,200,000)            --
Time Warner Inc. Deb., 8.110% due 8/15/2006 ......   (2,400,000)            --
Time Warner Inc. Deb., 8.180% due 8/15/2007 ......   (2,400,000)            --

----------
(a)   20% Stock Dividend
(b)   Spinoff - 1 share of Embratel Participacoes SA for every share of Telebras
(c) Merger - 1.025 share of Newmont Mining Corp. for every share of Newmont Gold Co.
(d) Spinoff - 1 share of Pennzoil-Quaker State Inc. for every share of PennzEnergy Co.
(e) Spinoff - 1 share of Sprint Corp. (PCS Group) for every 2 shares of Sprint Corporation
(f) Spinoff - 1 share of Tele Celular Sul Participacoes SA for every 10 shares of Telebras
(g) Spinoff - 1 share of Tele Centro Oeste Celular Participacoes SA for every 3 shares of Telebras
(h) Spinoff - 1 share of Tele Centro Sul Participacoes SA for every 5 shares of Telebras
(i) Spinoff - 1 share of Tele Leste Celular Participacoes SA for every 50 shares of Telebras
(j) Spinoff - 1 share of Tele Nordeste Celular Participacoes SA for every 20 shares of Telebras
(k) Spinoff - 1 share of Tele Norte Celular Participacoes SA for every 50 shares of Telebras
(l) Spinoff - 1 share of Tele Norte Leste Participacoes SA for every share of Telebras
(m) Spinoff - 1 share of Tele Sudeste Celular Participacoes SA for every 5 shares of Telebras
(n) Merger - 0.58 shares of Tele-Communications Inc./ Liberty Media Group for every share of Tele-Communications International Inc. Cl. A
(o) Spinoff - 1 share of Telemig Celular Participacoes SA for every 20 shares of Telebras
(p) Spinoff - 1 share of Telesp Celular Participacoes SA for every .40 shares of Telebras
(q)   Spinoff - 1 share of Telesp Participacoes SA for every share of Telebras
(r)   2 for 1 stock split
(s) Merger - 1.7568 shares of SBC Communications Inc. for every share of Southern New England Telecommunications Corp..
(t) Spinoff - 1 share of Telefonica de Espana, Sponsored ADR for every 20 shares of Telefonica SA.
(u)   Cash merger at $72.00 per share.
(v)   Cash merger at $40.50 per share.
(w)   Tender offer at $100.00 per share.
(x)   Tender offer at $43.50 per share.
(y)   Exchange offer at 115 Dutch guilders for every Polygram share.

                         THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                               December 31, 1998

                                                                    Market
   Shares                                             Cost          Value
   ------                                             ----          -----

COMMON STOCKS -- 88.1%

                 Equipment And Supplies -- 11.3%
       360,000   Aeroquip-Vickers Inc. ........   $10,540,599   $10,777,500
        90,000   AMETEK Inc. ..................     1,219,214     2,008,125
       580,000   AMP Inc. .....................    26,594,577    30,196,250
       195,000   Ampco-Pittsburgh Corp. .......     2,627,873     2,120,625
       141,000   Amphenol Corp., Cl. A+ .......     3,671,625     4,256,437
        10,000   Caterpillar Inc. .............       136,559       460,000
       107,000   CLARCOR Inc. .................     1,347,206     2,140,000
       345,000   Deere & Co. ..................     3,335,659    11,428,125
       280,400   Donaldson Co. Inc. ...........     1,773,532     5,818,300
        45,000   Flowserve Corp. ..............       709,906       745,312
         6,500   Franklin Electric Co. ........       210,022       438,750
       107,500   Gerber Scientific Inc. .......     1,176,688     2,559,844
       250,000   Hussmann International, Inc. .     3,040,400     4,843,750
       340,000   IDEX Corp. ...................     2,206,632     8,330,000
       200,000   Kuhlman Corp. ................     7,533,378     7,575,000
        50,000   Lufkin Industries Inc. .......       908,349       925,000
         8,000   Manitowoc Co. Inc. ...........       106,028       355,000
       180,000   Mark IV Industries Inc. ......     2,118,556     2,340,000
       497,000   Navistar International Corp.+      8,184,994    14,164,500
        20,000   PACCAR Inc. ..................       450,000       822,500
       410,000   Pittway Corp. ................     7,328,386    13,863,125
       130,000   Pittway Corp., Cl. A .........     1,157,861     4,298,125
        85,000   Sequa Corp., Cl. A+ ..........     3,395,166     5,089,375
        75,000   Sequa Corp., Cl. B+ ..........     3,888,160     5,512,500
       168,000   SPS Technologies Inc.+ .......     2,900,643     9,345,000
        12,000   TI Group plc .................       126,225        64,594
        15,000   Toyo Seikan Kaisha Ltd. ......       281,729       254,590
        37,500   US Filter Corp.+ .............       519,861       857,812
        40,000   Watts Industries Inc., Cl. A .       785,618       665,000
                                                  -----------   -----------
                                                   98,275,446   152,255,139
                                                  -----------   -----------

                 Telecommunications -- 9.5%
        42,000   Aliant Communications Inc. ..        649,305     1,716,750
         5,000   Allegiance Telecom Inc.+ ....         74,062        60,625
        65,000   Alltel Corp. ................        725,610     3,887,813
        87,000   BC TELECOM Inc. .............      1,563,919     2,374,070
       545,000   BCE Inc. ....................     10,484,925    20,675,938
        63,000   Cable & Wireless plc ........        723,769       774,081
        75,000   Cable & Wireless plc,
                   Sponsored ADR .............      1,581,417     2,756,250
     2,448,000   Cable & Wireless Jamaica Ltd.        101,642       106,366
        45,000   Cincinnati Bell Inc. ........      1,047,200     1,701,563
       100,000   Commonwealth Telephone
                   Enterprises, Inc.+ ........      1,120,564     3,350,000
       175,466   Commonwealth Telephone
                   Enterprises, Inc. Cl. B+ ..      3,432,555     5,527,179
        35,000   Compania de
                   Telecomunicaciones de
                   Chile SA, Sponsored ADR ...        592,324       724,064
            70   DDI Corp. ...................        359,307       260,165
       167,000   Embratel Participacoes SA+ ..      3,517,106     2,327,563
        75,000   Frontier Corp. ..............      1,785,381     2,550,000
       265,000   GTE Corp. ...................     11,123,743    17,870,938
        32,000   Hong Kong
                   Telecommunications Ltd.,
                   Sponsored ADR .............        576,271       562,000
        10,000   Maritime Telegraph and
                   Telephone Co. Ltd. ........        162,919       231,019
        10,000   Motorola Inc. ...............        187,870       610,625
           122   Nippon Telegraph and
                   Telephone Corp. ...........        939,682       941,410
       280,000   RCN Corporation .............      1,847,309     4,952,500
         5,000   SBC Communications Inc. .....        179,793       268,126
       235,000   Sprint Corp. ................      6,975,970    19,769,376
         1,300   Swisscom AG .................        328,064       544,230
        33,400   Tele Centro Sul
                   Participacoes SA+ .........      1,940,826     1,396,538
       167,000   Tele Norte Leste
                   Participacoes SA+ .........      6,264,042     3,694,874
        10,000   Telecom Argentina - Stet
                   France Telecom S.A.,
                   Sponsored ADR .............        227,333       275,000
       476,240   Telecom Italia SpA ..........      1,442,363     4,061,196
       157,000   Telecom Italia SpA,
                   Sponsored ADR .............      3,160,972    13,659,000
       167,000   Telecomunicacoes Brasileiras
                   SA (Telebras),
                   Sponsored ADR .............         12,836        18,266
        10,000   Telefonica de Argentina
                   S.A., ADR, Cl. B ..........        274,045       279,375
        48,960   Telefonica de Espana,
                   Sponsored ADR .............      1,808,690     6,627,960
        18,000   Telefonos De Mexico SA,
                   Cl. L, ADR ................        639,025       876,375
       167,000   Telesp Participacoes SA .....      2,554,394     2,077,063
         7,000   U.S. West Inc.+ .............        186,029       452,375
                                                  -----------   -----------
                                                   68,591,262   127,960,673
                                                  -----------   -----------
                 Financial Services -- 7.0%
       248,000   American Express Co. ........     22,313,941    25,358,000
        21,000   Argonaut Group, Inc. ........        623,248       514,500
        81,000   BA Merchant Services Inc. ...      1,614,630     1,630,125
       123,000   Banca Commerciale
                   Italiana ..................        363,079       848,045
       140,000   Banca Nazionale
                   Lavoro RNC ................        436,195       391,182
         6,000   Bankers Trust Corp. .........        504,350       512,625
        18,500   Banco Pastor SA .............        560,304     1,158,528
       134,640   Banco Santander SA, ADR .....        939,291     2,659,140
       300,000   Bankgesellschaft
                   Berlin AG .................      6,004,015     4,860,924
        42,001   Bank of Ireland .............        427,249       927,607
        56,000   Bank of Scotland ............        350,184       667,588
           260   Berkshire Hathaway Inc.,
                   Cl. A+ ....................        824,299    18,200,000
       284,979   Colonial Limited Inc.+ ......        704,817       977,957
        50,000   Commerzbank AG,
                   Sponsored ADR .............      1,189,066     1,562,500
       150,000   Deutsche Bank AG,
                   Sponsored ADR .............      6,224,445     8,737,500
         6,000   Donaldson, Lufkin &
                   Jenrette Inc. .............        147,350       246,000
        25,000   Hibernia Corp. ..............        198,750       434,375
       100,000   H&R Block Inc. ..............      3,433,369     4,500,000

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (continued)
                                December 31, 1998

                                                                    Market
   Shares                                             Cost          Value
   ------                                             ----          -----

COMMON STOCKS (Continued)
                 Financial Services (Continued)
        40,000   Lehman Brothers Holdings Inc.   $   902,000   $ 1,762,500
        10,000   Leucadia National Corporation       346,250       315,000
        30,000   Mellon Bank Corporation .....     1,898,845     2,062,500
        50,000   Merrill Lynch & Co. .........     2,628,064     3,337,500
       111,300   Midland Co. .................     1,207,776     2,685,112
        20,000   Morgan (J.P.) & Co. Inc. ....     1,774,962     2,101,250
        60,000   Riggs National Corp. ........       552,538     1,222,500
        14,000   Safra Republic Holdings SA ..       698,000       717,500
        31,000   Schroders, plc ..............       722,349       565,418
        40,000   State Street Corp. ..........     1,417,370     2,782,500
        20,000   SunTrust Banks Inc. .........       419,333     1,530,000
        25,000   Unitrin Inc. ................       817,863     1,793,750
                                                 -----------   -----------
                                                  60,243,932    95,062,126
                                                 -----------   -----------
                 Broadcasting -- 7.0%
        50,000   Ackerley Group Inc. .........       544,975       912,500
         8,000   Audiofina ...................       331,066       358,693
       346,673   Chris-Craft Industries Inc.+      5,082,462    16,705,305
       558,864   Chris-Craft Industries Inc. .
                   Cl. B (a)+ ................     8,836,265    26,930,259
        90,000   Granada Group plc ORD .......     1,355,325     1,589,909
        37,500   Gray Communications
                  Systems Inc. ...............       493,648       686,719
       255,000   Grupo Televisa S.A., GDR+ ...     5,612,178     6,295,312
         3,000   Infinity Broadcasting Corp. .        61,500        82,124
       125,000   Liberty Corp. ...............     5,011,929     6,140,624
         3,750   NRJ SA ......................       560,129       670,720
         3,500   Pathe SA ....................       832,427       976,568
       120,000   Paxson Communications
                   Corp. Cl. A ...............     1,206,801     1,102,499
        85,000   Publishing & Broadcasting
                   Ltd. ......................       416,624       371,387
       100,000   Television Broadcasting Ltd.
                   ORD .......................       396,239       258,144
        47,000   Tokyo Broadcasting System Inc.      511,249       525,295
       268,209   United Television Inc. ......    21,488,681    30,844,035
                                                 -----------   -----------
                                                  52,741,498    94,450,093
                                                 -----------   -----------
                 Entertainment -- 6.3%
       105,768   Ascent Entertainment
                   Group Inc. ................       959,442       780,039
        40,000   CANAL + , Sponsored ADR .....     1,355,000     2,180,343
        23,288   EMI Group plc ...............        89,739       155,654
       118,000   EMI Group plc, Sponsored ADR      1,396,019     1,607,750
        20,000   Fox Entertainment Group Inc.        437,439       503,750
        65,000   GC Companies Inc.+ ..........     1,562,324     2,705,625
        36,000   Tele-Communications Inc./
                   Liberty Media Group+ ......     1,238,813     1,658,250
       483,500   Time Warner Inc. ............    13,128,882    30,007,219
        65,000   Todd-AO Corp., Cl. A ........       177,273       520,000
       230,000   USA Networks, Inc.+ .........     3,389,454     7,618,750
       477,000   Viacom Inc., Cl. A+ .........    11,473,333    35,089,312
        90,000   Walt Disney Co. .............     1,343,707     2,700,000
                                                 -----------   -----------
                                                  36,551,425    85,526,692
                                                 -----------   -----------
                 Wireless Communications -- 5.9%
       125,000   AirTouch Communications
                   Inc.+ .....................     2,902,429     9,015,625
       133,000   Associated Group Inc., Cl. A+       354,616     5,719,000
       133,000   Associated Group Inc.,
                   Cl. B+ ....................       354,616     5,652,500
       182,000   Century Telephone Enterprises
                   Inc. ......................       682,125    12,285,000
       100,000   COMSAT Corp., Series 1 ......     1,613,789     3,600,000
       100,000   Loral Space &
                   Communications Ltd. .......     1,242,688     1,781,250
         5,000   NEXTEL Communications
                   Inc., Cl. A+ ..............        78,950       118,125
       250,000   Securicor Group plc ORD .....       567,956     2,094,941
       125,000   Sprint Corp. (PCS Group) ....       322,317     2,890,626
       350,000   TCI Satellite Entertainment
                   Inc., Cl. A+ ..............     1,087,378       503,125
        16,700   Tele Celular Sul
                   Participacoes SA ..........       266,992       291,207
        55,666   Tele Centro Oeste Celular
                   Participacoes SA+ .........       166,868       163,520
         3,340   Tele Leste Celular
                   Participacoes SA ..........        89,340        94,772
         8,350   Tele Nordeste Celular
                   Participacoes SA ..........       123,227       154,475
         3,340   Tele Norte Celular
                   Participacoes SA+ .........        51,601        75,359
        33,400   Tele Sudeste Celular
                   Participacoes SA+ .........     1,057,699       690,962
         8,350   Telemig Celular
                   Participacoes SA+ .........       241,320       177,437
        66,800   Telesp Celular
                   Participacoes SA+ .........     2,135,936     1,169,000
     1,395,000   Telecom Italia Mobile SPA ...     1,755,456    10,293,024
       472,700   Telephone and Data
                   Systems Inc. ..............     9,397,696    21,241,956
       115,813   Vodafone Group plc ORD ......       546,042     1,879,353
                                                 -----------   -----------
                                                  25,039,041    79,891,257
                                                 -----------   -----------
                 Cable -- 5.5%
       642,000   Cablevision Systems Corp.,
                   Cl. A+ ....................     6,183,517    32,220,375
        40,000   Comcast Corp., Cl. A ........       707,299     2,297,500
        40,000   Comcast Corp., Cl. A
                   Special ...................       533,414     2,347,500
       260,000   MediaOne Group Inc. + . .....     4,969,283    12,220,000
        40,000   Shaw Communications Inc.+ ...       382,635       968,795
        10,000   Shaw Communications Inc.,
                   Cl. B, Conv ...............        61,583       242,199
       270,000   Tele-Communications Inc.,
                   Cl. A .....................     4,487,710    14,934,375
       361,970   TCI Ventures Group+ .........     2,975,711     8,528,918

                                                  20,301,152    73,759,662
                                                 -----------   -----------
                 Food And Beverage -- 4.7%
        30,108   Advantica Restaurant Group,
                   Inc.+ .....................       269,796       186,293
        30,000   Bestfoods Inc. ..............     1,507,812     1,597,500
        18,000   Brau und Brunnen+ ...........     2,282,408     1,609,506
        42,250   Corn Products International,
                   Inc.+ .....................     1,355,018     1,283,344


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (continued)
                                December 31, 1998

                                                            Market
   Shares                                      Cost          Value
   ------                                      ----          -----

COMMON STOCKS (Continued)
               Food And Beverage (Continued)
      25,000   Diageo plc, Sponsored ADR .  $   769,227  $ 1,156,250
      10,500   Flo (Groupe)+ .............      487,491      535,235
     450,000   Foster's Brewing Group Ltd.      857,334    1,218,859
      44,520   General Mills Inc. ........    2,136,642    3,461,430
       4,000   Keebler Foods Co.+ ........      107,725      150,500
     115,000   Kellogg Co. ...............    3,355,081    3,924,375
      11,000   LVHM Moet Hennessy Louis
                 Vuitton, Sponsored ADR         416,625      448,250
         700   Nestle SA .................      827,951    1,523,844
     350,000   PepsiCo Inc. ..............    9,719,418   14,328,125
     122,000   Quaker Oats Co. ...........    4,677,258    7,259,000
      60,000   Ralcorp Holdings Inc.+ ....      940,903    1,095,000
     120,000   Seagram Co. Ltd. ..........    3,398,438    4,560,000
      90,390   Tootsie Roll Industries Inc.   1,501,016    3,536,509
     356,000   Whitman Corp. .............    4,792,266    9,033,500
      73,000   Wrigley (Wm.) Jr. Co. .....    3,292,884    6,538,063
                                            -----------  -----------
                                             42,695,293   63,445,583
                                            -----------  -----------
               Publishing -- 4.5%
      50,000   Arnoldo Mondadori
                 Editore SpA+ ............      507,899      660,740
       1,500   Central Newspapers Inc.,
                 Cl. A ...................      105,638      107,156
      40,000   Dow Jones & Co. Inc. ......    1,832,477    1,925,000
     350,000   Golden Books Family
                 Entertainment Inc.+ .....      958,669      109,375
      50,000   Harcourt General Inc. .....    2,329,563    2,662,500
     278,000   Independent Newspapers Ltd.
                 ORD .....................    1,223,309    1,137,041
      50,000   McGraw-Hill Companies Inc.     2,236,763    5,093,750
     345,000   Media General Inc., Cl. A .    6,526,138   18,285,000
     130,000   Meredith Corp. ............    2,166,057    4,923,750
     140,000   New York Times Co., Cl. A .      961,879    4,856,250
     140,000   News Corp. Ltd. ...........      666,213      924,838
       5,000   News Corp. Ltd., ADR ......       54,120      132,187
      70,000   Pearson plc ORD ...........      926,104    1,388,480
     300,000   Penton Media Inc. .........    2,899,118    6,075,000
     105,400   Petersen Cos. Inc.+ .......    3,543,770    3,570,425
      20,000   Reader's Digest Association
                 Inc., Class A ...........      546,610      503,750
     160,000   Reader's Digest Association
                 Inc., Class B ...........    4,110,972    3,860,000
      65,000   Schibsted A/A .............    1,261,301      829,774
   1,500,000   Seat Pagine Gialle SpA+ ...      321,923    1,415,223
     200,000   South China Morning Post
                 Holdings ORD ............      117,763      102,612
      50,000   Thomas Nelson Inc. ........      666,250      675,000
      15,000   Tribune Co. ...............      922,312      990,000
                                            -----------  -----------
                                             34,884,848   60,227,851
                                            -----------  -----------
               Consumer Products -- 3.9%
     530,000   Carter-Wallace Inc. .......    7,693,143   10,401,250
      10,750   Christian Dior SA .........    1,514,055    1,188,249
      70,000   Church & Dwight Co. Inc. ..    1,497,149    2,515,625
       1,100   Compagnie Financiere
                 Richemont AG, Cl. A .....    1,483,221    1,555,297
      10,000   Department 56 Inc.+ .......      205,417      375,625
     168,000   Fortune Brands Inc. .......    4,044,324    5,313,000
     220,000   Gallaher Group plc ........    3,653,667    5,981,250
     100,000   General Cigar Holdings Inc.    1,201,074      868,750
     105,000   General Cigar Holdings Inc.
                 Class B (a)+ ............      653,399      912,187
      52,000   Harley Davidson Inc. ......      260,650    2,463,500
      14,000   KAO Corp. .................      265,351      315,915
      35,000   Matsushita Electric
                 Industrial Co. Ltd., ORD       678,676      619,132
       1,500   Matsushita Electric
                 Industrial Co. Ltd., ADR       178,325      261,750
      35,000   National Presto Industries
                 Inc .....................    1,316,099    1,491,875
       6,500   Nintendo Co. Ltd. .........      520,367      626,963
      30,000   Reckitt & Colman PLC ......      530,367      397,041
     422,000   Ralston Purina Co. ........    5,413,897   13,662,250
      20,000   Sony Corp., ADR ...........    1,057,068    1,435,000
       9,000   Sony Corp .................      668,159      655,458
       1,200   Swatch Group AG, Bearer ...      700,980      742,628
      10,425   Syratech Corp.+ ...........      333,704      166,800
      74,200   Unilever plc ..............      688,851      831,505
                                            -----------  -----------
                                             34,557,943   52,781,050
                                            -----------  -----------
               Automotive: Parts And Accessories -- 2.7%
       8,000   Borg Warner Automotive
                 Inc. ....................      411,338      446,000
     105,223   Dana Corp. ................    3,217,974    4,300,990
     193,400   GenCorp Inc. ..............    3,333,000    4,822,913
      55,000   Genuine Parts Co. .........    1,388,317    1,839,062
     118,000   Johnson Controls Inc. .....    2,059,262    6,962,000
     302,800   Modine Manufacturing Co. ..    3,500,124   10,976,500
      10,335   Pheonix AG ................      183,907      195,989
       6,500   SPX Corp. .................       87,669      435,500
     160,000   Standard Motor Products Inc. . 1,678,356    3,880,000
      30,000   Superior Industries
                 International, Inc. .....      816,700      834,375
     110,000   TransPro Inc. .............      988,933      536,250
      60,000   Wynn's International Inc. .      674,354    1,327,500
                                            -----------  -----------
                                             18,339,934   36,557,079
                                            -----------  -----------
               Diversified Industrial -- 2.4%
      12,000   Cooper Industries Inc. ....      569,287      572,250
     140,000   Crane Co. .................    1,607,845    4,226,250
       7,000   Deutsche Babcock AG .......      547,978      342,365
     105,000   GATX Corp. ................    1,557,319    3,976,875
      60,000   Honeywell Inc. ............    3,708,044    4,518,750
      10,000   Indus Holding AG ..........      350,158      384,073
      10,000   ITT Industries Inc. + .....      310,708      397,500
     416,300   Lamson & Sessions Co.+ ....    2,598,540    2,133,538
     100,000   Lawter International Inc. .    1,097,383    1,162,500
     105,000   National Service Industries
                 Inc......................    2,370,998    3,990,000
       9,000   Oerlikon-Buhrle Holding AG     1,093,579    1,051,693
      50,715   Park-Ohio Holding Corp.+ ..      685,175      767,064

                 See accompanying notes to financial statements

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (continued)
                                December 31, 1998

                                                            Market
   Shares                                      Cost          Value
   ------                                      ----          -----

COMMON STOCKS (Continued)
               Diversified Industrial (Continued)
     100,000   Tenneco Inc ...............  $ 3,871,706  $ 3,406,250
      75,000   Thomas Industries Inc. ....      769,882    1,471,875
      50,000   Trinity Industries Inc. ...      945,000    1,925,000
      26,000   Tyco International Ltd. ...      541,378    1,961,375
      95,000   Tyler Corp.+ ..............      345,519      581,875
                                            -----------  -----------
                                             22,970,499   32,869,233
                                            -----------  -----------
               Energy and Utilities -- 2.2%
      34,000   Apache Corp. ..............      844,013      860,625
      70,000   Atlantic Richfield Co. ....    3,751,112    4,567,500
     120,000   BJ Services Co.+ ..........    1,934,536    1,875,000
      85,000   British Petroleum Co. plc,
                 ADR ....................     1,972,506    8,075,000
      60,000   British Petroleum Co. plc,
                 ORD .....................      725,215      895,338
      70,000   Burlington Resources Inc. .    3,041,966    2,506,875
      35,000   Eastern Enterprises .......    1,396,981    1,531,250
      10,000   Energy East Corporation ...      429,788      565,000
      55,000   Halliburton Co. ...........    1,201,188    1,629,375
      25,000   New England Electric System    1,206,926    1,203,125
     168,800   PennzEnergy Co.+ ..........    4,540,476    2,753,550
     168,800   Pennzoil-Quaker State Inc.+ .  4,651,220    2,500,350
      11,000   Veba AG ...................      653,669      658,145
                                            -----------  -----------
                                             26,349,596   29,621,133
                                            -----------  -----------

               Hotels/Gaming -- 1.6%
     110,000   Aztar Corp.+ ..............      738,332      556,875
     162,200   Gaylord Entertainment Co.,
                 Cl. A ...................    4,260,330    4,886,275
       5,000   GTECH Holdings Corp.+ .....       86,269      128,125
     500,000   Hilton Hotels Corp. .......    8,514,874    9,562,500
   1,016,949   Ladbroke Group plc ........    3,174,247    4,083,358
     100,000   Mirage Resorts Inc.+ ......      532,231    1,493,750
         950   Moevenpick Holding AG .....      461,459      532,581
                                            -----------  -----------
                                             17,767,742   21,243,464
                                            -----------  -----------
               Health Care -- 1.4%
      15,000   Amgen Inc.+ ...............      256,894    1,568,438
      69,666   Astra AB, Cl. A ...........    1,283,399    1,419,086
      13,000   Biogen Inc.+ ..............      181,025    1,079,000
      45,000   Glaxo Wellcome plc ORD ....      853,112    1,547,263
       4,000   Glaxo Wellcome plc ADR ....      216,096      278,000
       1,150   Novartis AG, Registered ...    1,431,247    2,260,648
      54,000   Novartis AG, ADR+ .........      970,641    5,265,000
      15,000   Pfizer Inc. ...............      240,750    1,881,563
         140   Roche Holding AG ..........    1,374,084    1,708,336
       7,000   Schering AG ...............      682,308      879,017
      35,000   Zeneca Group plc+ .........    1,161,913    1,522,906
                                            -----------  -----------
                                              8,651,469   19,409,257
                                            -----------  -----------
               Building and Construction -- 1.4%
     510,000   CalMat Co. ................   15,756,729   15,746,250
      90,000   CRH plc
                 ORD .....................    1,011,991    1,532,704
      15,000   Martin Marietta Materials
                 Inc. ....................      322,688      932,813
      27,500   Sekisui House Ltd. ........      276,340      290,806
                                            -----------  -----------
                                             17,367,748   18,502,573
                                            -----------  -----------

               Retail -- 1.1%
      20,500   Coldwater Creek Inc.+ .....      407,220      281,875
      80,000   Earl Scheib Inc.+ .........      749,281      440,000
     140,000   Food Lion Inc., Cl A ......    1,513,830    1,487,500
       4,000   Ito Yokado Co. Ltd. .......      228,181      279,634
     100,000   Lillian Vernon Corp. ......    1,362,258    1,650,000
     340,000   Neiman Marcus Group Inc.+ .    5,018,263    8,478,750
     200,000   Republic Industries, Inc.+     3,355,910    2,950,000
                                            -----------  -----------
                                             12,634,943   15,567,759
                                            -----------  -----------
               Aviation: Parts And Services --1.1%
     410,000   Coltec Industries Inc.+ ...    5,737,519    7,995,000
     100,000   Curtiss-Wright Corp. ......    2,491,103    3,812,500
     130,000   Fairchild Corporation,
                 Cl. A ...................    2,434,127    2,047,500
     145,000   Hi-Shear Industries Inc.+ .    1,737,757      376,094
      23,000   Precision Castparts Corp. .      914,575    1,017,750
                                            -----------  -----------
                                             13,315,081   15,248,844
                                            -----------  -----------

               Automotive -- 1.1%
       8,500   Honda Motor Co., Ltd. .....      275,052      279,058
     192,000   General Motors Corp. ......    5,770,916   13,752,000
      20,000   Renault SA ................      550,973      897,872
                                            -----------  -----------
                                              6,596,941   14,928,930
                                            -----------  -----------
               Paper And Forest Products --  1.0%
     252,000   Greif Bros. Corp., Cl. A ..    4,620,381    7,355,250
       3,400   Greif Bros. Corp., Cl. B ..       69,825      114,325
     255,000   St. Joe Company ...........    2,859,868    5,976,562
                                            -----------  -----------
                                              7,550,074   13,446,137
                                            -----------  -----------
               Consumer Services --  0.9%
     300,000   Loewen Group Inc. .........    4,849,051    2,531,250
      30,000   Midas, Inc. ...............      334,014      933,760
      12,000   N2K Inc.+ .................      215,416      156,750
     510,000   Rollins Inc. ..............    5,737,037    8,925,000
                                            -----------  -----------
                                             11,135,518   12,546,760
                                            -----------  -----------
               Agriculture --  0.8%
     660,000   Archer-Daniels-Midland Co.    11,367,287   11,343,750
                                            -----------  -----------
               Financial Services: Insurance -- 0.8%
     115,000   American Bankers Insurance
                 Group, Inc. .............    6,412,083    5,563,125
      25,000   AMP Ltd. ..................      280,438      316,741
      75,342   CGU PLC ...................      899,407    1,178,767
      14,400   Corporacion Mapfre SA New .      385,405      390,093
     125,000   Istitute Nazionale delle
                 Assicurazioni ...........      330,763      329,992
      20,000   SCOR SA ...................      773,680    1,321,767
      84,000   Skandia Forsakrings AB ....      503,754    1,282,009
                                            -----------  -----------
                                              9,585,530   10,382,494
                                            -----------  -----------
               Specialty Chemical -- 0.7%

       5,400   Ciba Specialty Chemicals,
                 ADR 144A (c)+ ...........       21,140      226,627
      20,000   E.I. du Pont de Nemours Co.      655,000    1,126,250
     244,000   Ferro Corp. ...............    3,803,712    6,344,000
     105,000   Sybron Chemicals Inc. .....    2,249,913    1,417,500
                                            -----------  -----------
                                              6,729,765    9,114,377
                                            -----------  -----------

                 See accompanying notes to financial statements

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (continued)
                                December 31, 1998

                                                              Market
   Shares                                     Cost             Value
   ------                                     ----             -----

COMMON STOCKS (Continued)
               Real Estate --  0.6%
     400,000   Catellus Development
                 Corp.+ . ................ $  6,094,464   $    5,725,000
                                           ------------   --------------
     44,000    Florida East Coast
               Industries Inc. ...........      523,108        1,548,250
     55,000    Griffin Land &
                 Nurseries Inc.+ . .......      513,143          701,250
                                           ------------   --------------
                                              7,130,715        7,974,500
                                           ------------   --------------
               Business Services -- 0.5%
     100,000   Cendant Corporation .......    1,000,766        1,906,250
      25,000   CheckFree Holdings
                 Corp. +..................      323,841          584,375
     100,000   Landauer Inc. .............      647,252        3,237,500
      10,833   Reuters Holdings plc, Cl. B,
                 Sponosred ADR ...........      815,788          686,541
       3,500   Vivendi ...................      857,738          907,709
                                           ------------   --------------
                                              3,645,385        7,322,375
                                           ------------   --------------
              Transportation -- 0.4%
     79,000   AMR Corp.+ .................    2,696,163        4,690,625
     15,000   Kansas City Southern
              Industries, Inc. . .........      484,941          737,812
     31,273   MIF Ltd.+ . ................      449,997          617,356
                                           ------------   --------------
                                              3,631,101        6,045,793
                                           ------------   --------------
               Communications Equipment -- 0.4%
     110,000   Allen Telecom Inc.+ .......    1,222,823          735,625
      60,000   Dynatech Corporation + ....      221,124          165,000
      33,000   Lucent Technologies Inc. ..      734,861        3,630,000
      22,000   Scientific-Atlanta Inc. ...      355,750          501,875
                                           ------------   --------------
                                              2,534,558        5,032,500
                                           ------------   --------------
               Closed-End Funds -- 0.3%
      59,000   Central European Equity
                 Fund Inc. ...............      740,735          785,437
      70,000   Emerging Germany Fund Inc.       512,662          888,125
      25,000   France Growth Fund Inc. ...      246,844          340,625
      40,250   Italy Fund Inc. ...........      360,845          603,750
      68,000   New Germany Fund ..........      750,658          879,750
      45,942   Royce Value Trust Inc. ....      519,501          631,703
                                           ------------   --------------
                                              3,131,245        4,129,390
                                           ------------   --------------
               Housing Related -- 0.3%
     138,000   Nortek Inc.+ ..............    1,686,422        3,812,250
       5,000   Nortek Inc., Special
               Common (a)+ ...............       72,155          138,125
                                           ------------   --------------
                                              1,758,577        3,950,375
                                           ------------   --------------
               Aerospace / Defense -- 0.2%
      42,000   Northrop Grumman Corp. ....    3,202,037        3,071,250
                                           ------------   --------------
               Electronics -- 0.2%
       3,000   Hitachi Ltd., ADR .........      218,796          181,312
       1,500   NEC Corp., ADR ............       43,625           67,875
      12,000   Philips Electronics N.V.,
                 New York ................      167,918          812,250
      90,000   Ucar International Inc.+ ..    1,914,226        1,603,125
                                           ------------   --------------
                                              2,344,565        2,664,562
                                           ------------   --------------

               Metals And Mining -- 0.2%
      10,000   Anglogold Ltd.-Spon ADR ...      226,750          195,625
      70,909   Antofagasta Holdings plc ..      480,667          209,267
      10,000   Barrick Gold Corp. ........      199,875          195,000
      60,000   Harmony Gold Mining Co Ltd.      273,338          277,068
     150,000   Lihir Gold Ltd. ...........      182,859          168,214
      38,000   Newmont Mining Corp. ......      996,944          686,375
     844,000   Pegasus Gold Inc.+ ........      568,039           14,770
      40,000   Placer Dome Inc. ..........      506,856          460,000
                                           ------------   --------------
                                              3,435,328        2,206,319
                                           ------------   --------------
               Conglomerates -- 0.1%
      18,691   Invik & Co. AB, Cl. B ......     863,318        1,518,331
                                           ------------   --------------
               Textiles -- 0.1%
     100,000   Simint SpA . ...............     595,336          706,402
                                           ------------   --------------

TOTAL COMMON STOCKS. .....................  696,516,132    1,190,763,713
                                           ------------   --------------

PREFERRED STOCKS -- 0.4%
               Telecommunications --  0.3%
      10,000   Citizens Utilities Co.,
       5,000%    Conv. Pfd. (EPPICS) ......     467,375          426,250
      40,000   Sprint Corp., 8.250%,
                 Conv. Pfd. ...............   1,419,782        3,300,000
   2,223,575   Telecomunicacoes de Sao
                 Paulo (Telesp), Pfd.,
                 Registered ...............     206,541          303,102
                                           ------------   --------------
                                              2,093,698        4,029,352
                                           ------------   --------------

               Publishing -- 0.1%
     43,500    News Corp. Ltd..,
                 Sponsored  ADR, Pfd. . ...     656,340        1,073,906
                                           ------------   --------------
               Cable -- 0.0%
      8,000    Tele-Communications Inc.,
                  Cl. B, 6.000%,
                  Ex. Jr. Pfd. ............     408,018          749,250
                                           ------------   --------------

               Broadcasting -- 0.0%
      3,750    ProSieben Media AG .........     198,106          173,283
                                           ------------   --------------

               Wireless Communications -- 0.0%
  2,223,575    Telecomunicacoes de Sao
                   Paulo Celular, Pfd., B .      82,623           97,721
                                           ------------   --------------

TOTAL PREFERRED STOCKS ...................    3,438,785        6,123,512
                                           ------------   --------------

COMMON STOCK WARRANTS AND RIGHTS -- 0.0%
               Food and Beverage --  0.0%
     62,463    Advantica Restaurant
                  Group, Inc.,  Warrants,
                  expires 01/07/2005+ . ...     105,603           93,695
                                           ------------   --------------

                 See accompanying notes to financial statements

     <<<< FILE FOR THIS PAGE WOULD NOT OPEN AND COULD NOT BE EDGARIZED. >>>

                          THE GABELLI EQUITY TRUST INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1998

Assets:
  Investments, at value (Cost $844,193,648) ..............        $1,341,215,869
  Cash and foreign currency, at value
    (Cost $7,374,206) ....................................             7,369,921
  Dividends and interest receivable ......................             1,325,328
  Receivable for investments sold ........................            32,759,029
                                                                  --------------
      Total Assets .......................................         1,382,670,147
                                                                  --------------
Liabilities:
  Payable for investments purchased ......................            28,113,046
  Dividend payable .......................................               110,147
  Payable for investment advisory fee ....................             1,003,211
  Variation margin .......................................               377,248
  Unrealized depreciation on forward
    foreign exchange contracts ...........................                52,861
  Payable to Directors ...................................                 2,034
  Accrued expenses and other payables ....................               821,878
                                                                  --------------
      Total Liabilities ..................................            30,480,425
                                                                  --------------
      Net assets .........................................        $1,352,189,722
                                                                  ==============
Net Assets consist of:
  Cumulative Preferred Stock (7.25%, $25
    liquidation value, $0.001 par value
  8,000,000 shares authorized with
  5,400,000 shares issued and outstanding) ...............        $  135,000,000
  Capital stock at par value .............................               106,116
  Additional paid-in capital .............................           720,262,347
  Accumulated net investment income ......................                55,868
  Accumulated net realized gain
    on investments, futures contracts and
  foreign currency transactions ..........................             6,820,887
  Net unrealized appreciation on investments
    futures contracts and
    foreign currency transactions ........................           489,944,504
                                                                  --------------
      Total Net Assets ...................................        $1,352,189,722
                                                                  ==============
Net Asset Value
     ($1,217,189,722 / 106,116,347 shares
     outstanding; 200,000,000 shares authorized
     of $0.001 par value) ................................                $11.47
                                                                          ======


                            STATEMENT OF OPERATIONS
                      For the year ended December 31, 1998

Investment Income:
  Dividends (net of foreign withholding
    taxes of $477,772) ...................................       $   14,132,465
  Interest ...............................................            7,570,881
                                                                 --------------
    Total Investment Income ..............................           21,703,346
                                                                 --------------
Expenses:
  Investment advisory fees ...............................       $   12,272,654
  Shareholder communications .............................              888,113
  Shareholder services fees ..............................              303,543
  Legal and audit fees ...................................              236,305
  Directors' fees ........................................              133,652
  Payroll ................................................              126,863
  Miscellaneous expenses .................................              287,010
                                                                 --------------
        Total Expenses ...................................           14,248,140
                                                                 --------------
      Net Investment Income ..............................            7,455,206
                                                                 --------------
Net Realized and Unrealized Gain/(Loss)
  on Investments, Futures Contracts and
  Foreign Currency Transactions :
    Net realized gain on
      investments ........................................          150,552,517
Net realized gain on foreign
  currency transactions ..................................               40,316
Net realized loss on futures
  contracts ..............................................          (22,152,634)
                                                                 --------------
  Net realized gain on investments,
    futures contracts and
    foreign currency transactions .........................          128,440,199
                                                                 --------------
Net unrealized appreciation
  on investments, futures contracts and
  foreign currency transactions:
  Beginning of year ......................................          503,140,056
  End of year ............................................          489,944,504
                                                                 --------------
Change in net unrealized
  appreciation on investments,
  futures contracts and
  foreign currency transactions ..........................          (13,195,552)
                                                                 --------------
Net Realized and Unrealized Gain on
  Investments, Futures Contracts and
Foreign Currency Transactions ............................          115,244,647
                                                                 --------------
Net Increase in Net Assets
  Resulting from Operations ..............................       $  122,699,853
                                                                 --------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended         Year Ended
                                                                                               12/31/98           12/31/97
                                                                                            ------------        ------------
Operations:
  Net investment income ...............................................................   $     7,455,206    $     8,419,648
  Net realized gain on investments, futures contracts and foreign currency transactions       128,440,199         95,863,412
  Net change in unrealized appreciation on investments, futures contracts
    and foreign currency transactions .................................................       (13,195,552)       190,174,275
                                                                                          ---------------    ---------------
   Net increase in net assets resulting from operations ...............................       122,699,853        294,457,335
Distributions to common stock shareholders:
  Net investment income ...............................................................        (6,729,645)        (7,909,242)
  Net realized gain on investments, futures contracts and
    foreign currency transactions .....................................................      (115,514,223)       (95,863,412)
  In excess of net realized gain on investments, futures contracts and
    foreign currency transactions .....................................................                --         (1,678,389)
  Paid-in capital .....................................................................                --         (2,630,445)
                                                                                          ---------------    ---------------
    Total distributions to common stock shareholders ..................................      (122,243,868)      (108,081,488)
                                                                                          ---------------    ---------------
Distributions to preferred stock shareholders:
  Net investment income ...............................................................          (302,666)                --
  Net realized gain on investments, futures contracts and
    foreign currency transactions .....................................................        (5,189,134)                --
                                                                                          ---------------    ---------------
    Total distributions to preferred stock shareholders ...............................        (5,491,800)                --
                                                                                          ---------------    ---------------
Net increase in net assets from Equity Trust share transactions .......................        16,367,192          8,757,175
Net proceeds from issuance of preferred stock .........................................       130,288,751                 --
                                                                                          ---------------    ---------------
    Net increase in net assets ........................................................       141,620,128        195,133,022
Net Assets:
  Beginning of year ...................................................................     1,210,569,594      1,015,436,572
                                                                                          ---------------    ---------------
  End of year (Including undistributed net investment income of
    $55,868 and $0, respectively) .....................................................   $ 1,352,189,722    $ 1,210,569,594
                                                                                          ===============    ===============

                 See accompanying notes to financial statements

                          THE GABELLI EQUITY TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS

1. Organization. The Gabelli Equity Trust Inc. ("Equity Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital. The Equity Trust had no operations until August 11, 1986, when it sold 10,696 shares of common stock to Gabelli Funds, Inc. for $100,008. Investment operations commenced on August 21, 1986.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Equity Trust in the preparation of its financial statements.

      Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short-term debt securities with remaining of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Short-term debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

      Repurchase Agreements. The Equity Trust may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System of with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Equity Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Equity Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Equity Trust's holding period. The Equity Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Equity Trust in each agreement. The Equity Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the sellers defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Equity Trust may be delayed or limited.

      Futures Contracts. The Equity Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Equity Trust's investments. Upon entering into a futures contract, the Equity Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Equity Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments. The Equity Trust recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/depreciation is shown in the financial statements.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Equity Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      Forward Foreign Exchange Contracts. The Equity Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The change in market value is recorded by the Equity Trust as an unrealized gain or loss. When the contract is closed, the Equity Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Equity Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Equity Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency. The books and records of the Equity Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Equity Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on securities transactions.

      Securities Transactions and Investment Income Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      Dividends and Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Equity Trust, timing differences and differing characterization of distributions made by the Equity Trust. Distributions to shareholders of The Gabelli Equity Trust Inc., 7.25% Tax Advantaged Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis as a reclassification of earnings and capital attributable to common stock.

      Permanent differences incurred during the year ended December 31, 1998 resulting from different book and accounting policies for currency gains and losses and certain distributions received by the Equity Trust are reclassified between net investment income (loss) and net realized gain (loss) on investments at year end. For the year ended December 31, 1998, reclassifications were made to decrease accumulated net investment income for $366,946 and increase accumulated net realized gain on investments, futures contracts and foreign currency transactions for $354,682 with an offsetting adjustment to additional paid-in capital of $12,264.

      Provision for Income Taxes. The Equity Trust has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Dividends and interest from non-U.S. sources received by the Equity Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Equity Trust intends to undertake any procedural steps required to claim the benefits of such treaties.

3. Agreements and Transactions with Affiliates. The Equity Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Equity Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00 percent of the value of the Equity Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser manages the Equity Trust's portfolio, makes investment decisions for the Equity Trust, places orders to purchase and sell securities on behalf of the Equity Trust and oversees the administration of all aspects of the Equity Trust's business and affairs. Subject to a voluntary agreement, the Adviser will not earn a management fee within a calendar year on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Equity Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. For the period from June 9 through December 31, 1998, the Equity Trust did not achieve a total return on the net asset value of the common shares in excess of the stated dividend rate and the management fee of $761,918 was not earned.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

      During the year ended December 31, 1998, Gabelli & Company, Inc. ("Gabelli & Company") and its affiliates received $365,002 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Equity Trust.

4. Portfolio Securities. Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $ 458,520,630 and $485,098,326, respectively, for the year ended December 31, 1998.

5. Capital. The Articles of Incorporation, dated May 19, 1986, permit the Equity Trust to issue 200,000,000 shares of common stock (par value $0.001).

Capital stock transactions were as follows:

                                                Year Ended                  Year Ended
                                                 12/31/98                    12/31/97
                                                ---------                    ---------
                                            Shares       Amount          Shares      Amount
                                            ------       ------          ------      ------
Shares issued upon reinvestment
   of dividends and distributions.....     1,439,964   $16,367,192       756,713   $ 8,757,175
                                           ---------   -----------       -------   -----------
Net increase .........................     1,439,964   $16,367,192       756,713   $ 8,757,175
                                           =========   ===========       =======   ===========

      The Equity Trust's Articles of Incorporation authorize the issuance of up to 8,000,000 shares of $0.001 par value Cumulative Preferred Stock. On June 9, 1998, the Equity Trust received net proceeds of $130,288,751 (after offering costs and underwriting discounts of $4,711,249) from the public offering of 5,400,000 shares of Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Equity Trust is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Equity Trust fails to meet these requirements and does not correct such failure, the Equity Trust may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Equity Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. Commencing June 9, 2003 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock in whole or in part at the redemption price. At December 31, 1998, 5,400,000 shares of the Cumulative Preferred Stock were outstanding at the fixed dividend rate of 7.25 percent per share and accrued dividends amounted to $108,750. The income received on the Equity Trust's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires, that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

6. Subsequent Events. On August 19, 1998, the Board of Directors of the Equity Trust authorized the creation of a closed-end, non-diversified investment company to be spun off to Equity Trust shareholders. The new fund, which we are referring to as the "Utility Fund,", will focus on utility companies involved in the distribution of electric, gas and water. The Equity Trust will fund the Utility Fund with approximately $60 to $80 million and will distribute all of the shares of the Utility Fund pro rata to the shareholders of the Equity Trust. Shareholders who participate in the Equity Trust's Dividend Reinvestment Plan will automatically participate in the Utility Fund's Dividend Reinvestment Plan. The Utility Fund will seek to have its shares listed on the New York Stock Exchange and subject to shareholder approval and other regulatory issues, the spin-off is expected to occur in late spring or early summer of 1999.

      On February 9, 1999, the Adviser reorganized its operations and corporate structure by transferring a portion of its assets and liabilities to a successor adviser, Gabelli Funds, LLC, which is wholly owned by Gabelli Asset Management Inc., a newly formed publicly traded company that is 80% owned by the former Adviser. Counsel to the former Adviser has concluded that the ownership change does not constitute an assignment as defined by the Investment Company Act of 1940, as amended.

                         THE GABELLI EQUITY TRUST INC.
                             FINANCIAL HIGHLIGHTS;

Per share amounts for a Equity Trust common share outstanding throughout each year ended December 31,

                                                   1998(a)           1997(a)          1996(a)           1995(a)         1994 (a)
                                                   -------           -------          -------           -------         --------
Operating performance:
  Net asset value, beginning of year ........    $    11.56        $     9.77        $     9.95        $     9.46       $  11.23
                                                 ----------        ----------        ----------        ----------       --------
  Net investment income .....................          0.07              0.08              0.11              0.13           0.14
  Net realized and unrealized gain/(loss)
    on investments ..........................          1.09              2.75              0.71              1.74          (0.08)
                                                 ----------        ----------        ----------        ----------       --------
  Total from investment operations ..........          1.16              2.83              0.82              1.87           0.06
                                                 ----------        ----------        ----------        ----------       --------
  Increase/(decrease) in net asset value
    from Equity Trust share transactions ....            --                --                --             (0.37)            --
  Offering expenses charged to capital
    surplus .................................         (0.04)               --                --             (0.01)            --
Distributions to common stock
    shareholders:
  Net investment income .....................         (0.06)            (0.08)            (0.11)            (0.13)         (0.14)(b)
  In excess
    of net investment income ................            --             (0.00)(c)            --                --             --
  Net realized gains ........................         (1.10)            (0.92)            (0.78)            (0.47)         (0.37)(b)
  In excess of net
    realized gains ..........................            --             (0.01)            (0.00)(c)         (0.02)(a)         --
  Paid-in capital ...........................            --             (0.03)            (0.11)            (0.38)         (1.32)(b)
Distributions to preferred stock
  shareholders:

  Net investment income .....................         (0.00)(c)            --                --                --             --
  Net realized gains ........................         (0.05)               --                --                --             --
                                                 ----------        ----------        ----------        ----------       --------
  Total distributions .......................         (1.21)            (1.04)            (1.00)            (1.00)         (1.83)
                                                 ----------        ----------        ----------        ----------       --------
  Net Asset Value, end of year ..............    $    11.47        $    11.56        $     9.77        $     9.95       $   9.46
                                                 ==========        ==========        ==========        ==========       ========
  Market value, end of year .................    $   11.563        $   11.688        $    9.375        $    9.375       $  9.625
                                                 ==========        ==========        ==========        ==========       ========
  Total Investment Return* ..................          9.23%            37.46%            11.00%            11.70%         (5.10)%
                                                 ==========        ==========        ==========        ==========       ========
  Net Asset Value Total Return** ............          9.55%            30.46%             9.00%            20.60%          0.50%
                                                 ==========        ==========        ==========        ==========       ========

Ratios to average net assets
  available to common stock
  shareholders/supplemental data:

  Net assets, end of year (in 000's) ........    $1,352,190        $1,210,570        $1,015,437        $1,034,091       $825,193
  Net assets attributable to common
    shares, end of year (in 000's) ..........    $1,217,190        $1,210,570        $1,015,437        $1,034,091       $825,193
  Ratio of net investment income
    to average net assets attributable to
    common stock ............................          0.60%             0.76%             1.07%             1.26%          1.29%
  Ratio of operating expenses to average
    net assets attributable to common stock .          1.15%             1.14%             1.18%             1.21%          1.19%
  Ratio of operating expenses to average
    total net assets (e) ....................          1.09%             1.14%             1.18%             1.21%          1.19%
  Portfolio turnover rate ...................          39.8%             39.2%             18.9%             25.1%          22.2%

Preferred Stock:

  Liquidation value, end of year in (000's) .    $  135,000                --                --                --             --
  Total shares outstanding (in 000's) .......         5,400                --                --                --             --
  Asset coverage ............................         1,001%               --                --                --             --
  Liquidation preference per share ..........    $    25.00                --                --                --             --
  Average market value (d) ..................    $    25.63                --                --                --             --

--------------
* Based on market value per share, adjusted for reinvestment of distributions and taxes, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.

** Based on net asset value per share, adjusted for reinvestment of distributions and taxes, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.

(a) Per share amounts have been calculated using the monthly average shares outstanding method.

(b) A distribution equivalent to $0.75 per share for The Gabelli Global Multimedia Trust Inc. spin-off from net investment income, realized short-term gains, and paid-in capital were $0.064, $0.031 and $0.655, respectively.

(c)  Amount represents less than $0.005 per share.

(d) Based on weekly prices.

(e) Amounts are attributable to both common stock and preferred stock assets. Prior to 1998, there was no preferred stock outstanding.

                 See accompanying notes to financial statements

                          THE GABELLI EQUITY TRUST INC.
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Gabelli Equity Trust Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (the "Equity Trust") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Equity Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

1177 Avenue of the Americas
New York, New York
February 25, 1999

                         THE GABELLI EQUITY TRUST INC.
                   FEDERAL INCOME TAX INFORMATION (Unaudited)
                               December 31, 1998

Cash Dividends and Distributions

                                                           Non-taxable
                                 Total Amount  Ordinary      Return          Long-Term    Dividend
     Payable       Record           Paid      Investment       of             Capital    Reinvestment
      Date          Date          Per Share     Income       Capital           Gains        Price
     -------       ------        ------------ ----------   ------------      ---------   ------------
Common Shares
    03/26/98      03/17/98        $0.2500       $0.0138            --         $0.2362       $12.3366
    06/26/98      06/18/98         0.2700        0.0149            --          0.2551        11.9471
    09/28/98      09/18/98         0.2700        0.0149            --          0.2551        10.7305
    12/28/98      12/17/98         0.3750        0.0207            --          0.3543        11.6200
                                  -------       -------       -------         -------
                                  $1.1650       $0.0642            --         $1.1008
Preferred Shares

    09/28/98      09/21/98        $0.5639       $0.0310            --         $0.5329
    12/28/98      12/18/98         0.4531        0.0250            --          0.4281
                                  -------       -------       -------         -------
                                  $1.0170       $0.0560            --         $0.9610

      A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 1998 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. 100% of the long-term capital gains paid by the Equity Trust in 1998 was classified as "20% Rate Gains" subject to a maximum tax rate of 20% (or 10% depending on an individual's tax bracket). Capital gain distributions are reported in box 2a of Form 1099-DIV.

Non-Taxable Return of Capital

      The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There is no return of capital in 1998.

Corporate Dividends Received Deduction and U.S. Treasury Securities Income

      The Equity Trust paid to common and preferred shareholders an ordinary income dividend of $0.0642 per share and $0.0560 per share, respectively, in 1998. The percentage of such dividends that qualifies for the dividends received deduction available to corporations is 75.15% for all such dividends paid in 1998. The percentage of the ordinary income dividends paid by the Equity Trust during 1998 derived from U.S. Treasury Securities was 34.63%. However, it should be noted that the Equity Trust did not hold more than 50% of its assets in U.S. Treasury securities at the end of each calendar quarter during 1998.

                                     Historical Distribution Summary - Common Stock
                                                                                        Taxes Paid
                                 Short-         Long-                    Undistributed      on
                                  term          term        Non-taxable    Long-term    Undistributed               Adjustment
                Investment      Capital        Capital       Return of      Capital        Capital     Total            to
                  Income        Gains(a)        Gains         Capital        Gains        Gains (b) Distributions   Cost Basis
                ----------      --------      ----------    -----------    ----------     --------  -------------   -----------
1998 ...         $0.06420             --       $1.10080             --            --           --      $1.16500             --
1997 ...          0.07610       $0.00210        0.93670       $0.02510            --           --       1.04000       $0.02500 -
1996 ...          0.10480             --        0.78120        0.11400            --           --       1.00000        0.11400 -
1995 (b)          0.12890             --        0.49310        0.37800            --           --       1.00000        0.37800 -
1994 (c)          0.13536        0.06527        0.30300        1.38262            --           --       1.88625        1.38262 -
1993 (d)          0.13050        0.02030        0.72930        0.22990            --           --       1.11000        0.22990 -
1992 (e)          0.20530        0.04050        0.29660        0.51760            --           --       1.06000        0.51760 -
1991 (f)          0.22590        0.03990        0.14420        0.68000            --           --       1.09000        0.68000 -
1990 ...          0.50470             --        0.22950        0.44580            --           --       1.18000        0.44580 -
1989 ...          0.29100        0.35650        0.66250             --       $0.6288      $0.2138       1.31000        0.41500 +
1988 ...          0.14500        0.20900        0.19600             --        0.2513       0.0854       0.55000        0.16590 +
1987 ...          0.25600        0.49100        0.33500             --            --           --       1.08200             --


                                     Historical Distribution Summary - Preferred Stock
1998            $ 0.0560              --       $0.9610              --            --           --      $1.01700             --

------------
(a)  Taxable as ordinary income
(b) Net Asset Value is reduced by this amount on the last business day of the year.
(c) On October 19, 1995, the Company distributed Rights equivalent to $0.37 per share based upon full subscription of all issued shares.
(d) On November 15, 1994, the Company distributed shares of The Gabelli Global Multimedia Trust Inc. valued at $8.0625 per share.
(e) On July 14, 1993, the Company distributed Rights equivalent to $0.50 per share based upon full subscription of all issued shares.
(f) On September 28, 1992, the Company distributed Rights equivalent to $0.36 per share based upon full subscription of all issued shares.
(g) On October 21, 1991, the Company distributed Rights equivalent to $0.42 per share based upon full subscription of all issued shares.
-    Decrease in cost basis.
+ Increase in cost basis.

                        AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                    c/o State Street Bank and Trust Company
                                 P.O. Box 8200
                             Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. Beginning June 1, 1999, purchases will be made on or about the 1st and 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.


--------------------------------------------------------------------------------

      The Annual Meeting of the Equity Trust's stockholders will be held at 9:00 A.M. on Monday, May 17, 1999, at the Hyatt Regency, 1800 East Putnam Avenue, in Greenwich, Connecticut.

--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

                         THE GABELLI EQUITY TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President, Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President,
  Dollar Dry Dock Savings Bank

James P. Conn
  Former Managing Director and Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Frank J. Fahrenkopf, Jr.
  President and Chief Executive Officer,
  American Gaming Association

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Chairman,
  The Bethlehem Corp.

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Marc S. Diagonale
  Vice President

James E. McKee
  Secretary

Investment Advisor

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

Custodian

Boston Safe Deposit and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

                               Common        7.25% Preferred
                               ------        ---------------
NYSE-Symbol:                     GAB             GAB Pr
Shares Outstanding           106,116,347        5,400,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

-------------------------------------------------------
For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us at
914-921-5118, visit Gabelli Funds' Internet
homepage at: http://www.gabelli.com
or e-mail us at: closedend@gabelli.com
-------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may from time to time purchase shares of its capital stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

                         THE GABELLI EQUITY TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

                     Phone: 1-800-GABELLI (1-800-422-3554)
                  Fax: 914-921-5118, Internet: www.gabelli.com
                          e-mail: closedend@gabelli.com              GBFCM-AR-99